UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2015

Date of reporting period :	October 1, 2014 — September 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDINX

Putnam Diversified Income Trust

Annual report 9 | 30 | 15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Diversified Income
Trust

Annual report
9 | 30 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	15

Terms and definitions	17

Other information for shareholders	18

Important notice regarding Putnam’s privacy policy	19

Trustee approval of management contract	20

Financial statements	25

Federal tax information	116

About the Trustees	117

Officers	119

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

As we turn the page on the first three quarters of 2015, we look toward the final weeks of the year and early 2016.

Global stock markets corrected during the summer months, as the S&P 500 Index dropped by more than 10% below its 52-week high over several volatile trading days, and major indexes abroad fell at the same time. The major triggering event was an unexpected decision by the People’s Bank of China to devalue its currency by a modest amount. The move prompted concern that China’s economy might be weaker than thought and could pose risks to the world economy.

The U.S. economy may continue to feel some effects from weaker growth abroad. Certain companies in the S&P 500, for example, may find overseas earnings crimped by reduced demand and a strong dollar. However, there are still a number of bright spots. U.S. gross domestic product growth reached a rate of 3.9% during the second quarter, the unemployment rate has fallen since the start of the year, and consumer confidence has risen in recent months.

The United States and other regions of the world might continue on different paths in the months to come, shaping a complex array of investment opportunities and risks. You may find it reassuring to know that Putnam’s experienced portfolio managers have a global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended September 30, 2015, as well as an outlook for the coming months.

The recent upswing in volatility may prompt you to consult with your financial advisor, whose experience and knowledge can help you gain perspective on market movements and keep you on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam Diversified Income Trust

A "go-anywhere" approach to investing in the global bond markets

The opportunities in today's fixed-income markets are far from uniform. That's why Putnam Diversified Income Trust's managers actively position the portfolio in securities from a broad range of sectors that the team believes offer the most compelling risk/return profiles — including areas beyond those in the benchmark index.

The fund's management team has an average of more than 20 years of experience.

D. William Kohli
Portfolio Manager
Co-Head of Fixed Income

Kevin F. Murphy
Portfolio Manager

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Paul D. Scanlon, CFA
Portfolio Manager
Co-Head of Fixed Income

Michael J. Atkin
Portfolio Manager
(Not pictured here)

Invests in sectors beyond the benchmark

Putnam Diversified Income Trust invests in a wide range of sectors, from high yield and emerging markets to residential and commercial mortgage-backed securities (MBS).

	Putnam Diversified Income Trust	Barclays U.S. Aggregate Bond Index
Agency pass-through	40%	28%
Commercial MBS	32%	2%
High-yield corporate bonds	26%	—
Agency collateralized mortgage obligations	18%	—
Non-agency residential MBS	12%	—
Emerging-market bonds	11%	2%
Cash and net other assets	6%	—
International Treasuries/agency securities	5%	3%
Investment-grade corporate bonds	2%	24%
Bank loans	2%	—
Asset-backed securities (ABS)	—	1%
Municipal bonds	—	1%
U.S. Treasuries/agency securities	—	39%

Weightings are shown as a percentage of the fund's and/or benchmark's net assets as of 9/30/15. Allocations and holdings in each sector may vary over time. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. For more information on current fund holdings, see pages 27-91.

The potential to perform well even in a rising-rate environment

With short-term interest rates hovering near zero, they can't fall much lower. That's why the fund's management team has constructed the portfolio with a low duration, so that it doesn't rely on declining interest rates to drive performance.

5.53 years
-1.33 years
Fund duration
Fund benchmark duration

Duration is expressed as a number of years. The higher the duration, the greater the risk of a price decline when interest rates rise. A negative duration indicates the risk of a price decline when interest rates fall. Putnam Diversified Income Trust has a significantly lower duration than that of its benchmark.

The fund's benchmark is the Barclays U.S. Aggregate Bond Index.

2 Diversified Income Trust
Diversified Income Trust 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Diversified Income Trust

Interview with
your fund’s
portfolio manager

Bill, could you summarize some of the key developments influencing the bond market during the 12 months ended September 30, 2015?

Interest rates were volatile during the reporting period, but ended lower than where they started, driven by periods of strong demand for longer-maturity U.S. Treasuries and other government securities. The yield on the benchmark 10-year U.S. Treasury began the period at 2.44%, moved lower through January, trended higher until late June, then generally declined over the remainder of the period. At period-end, the 10-year yield was 2.04%.

The early-period rate volatility was not surprising, given that the Federal Reserve had just ended its bond-buying program in October 2014 and the European Central Bank [ECB] officially announced its version of quantitative easing in January 2015. Market volatility was further fueled at various points during the period by unsteady commodity prices, uncertainty about the timing of a Fed rate increase, and concern about weak economic data overseas.

Uncertainty over Greece’s ability to secure a deal with its international creditors caused broad swings in global financial markets in June, and bonds suffered across the board. The negative effects caused by this lack of clarity lingered until August when eurozone finance ministers approved an €86 billion [$96 billion] bailout package for Greece.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/15. See pages 4 and 12–14 for additional fund performance information. Index descriptions can be found on page 18.

Diversified Income Trust	5

The bailout marked the end of six months of turbulent negotiations between the country and its creditors, other eurozone countries, and the International Monetary Fund.

We saw a broad retreat from risk assets during the final three months of the period, resulting from concerns about the pace of growth in China and elsewhere overseas. China surprised the financial markets with its mid-August decision to weaken the yuan. Uncertainty about the strength of demand from the world’s second-largest economy and biggest importer of raw materials deepened a selloff in commodities. Investor anxieties were compounded in September when the Fed opted not to raise its target for short-term interest rates, citing concerns about the potential impact of international developments on U.S. economic growth.

Within what turned out to be a relatively risk-averse environment overall, U.S. government bonds generated the best returns while high-yield bonds, emerging-market debt, and other areas of the global markets carrying greater risk fared the worst.

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/15. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

6	Diversified Income Trust

The fund lagged its benchmark by a significant margin during the period. What factors hampered its relative performance?

It’s important to point out that a substantial portion of the fund’s benchmark is composed of U.S. Treasuries and government-agency securities, both of which were among the best-performing market sectors during the period. Our strategy of investing in a variety of out-of-benchmark sectors — such as high-yield debt and various securitized bonds — which has served the fund well over the long term, did not work as well during the annual reporting period. That said, our biggest overall detractor was the fund’s interest-rate and yield-curve positioning in the United States. The portfolio was defensively positioned for a rising-rate environment, resulting in an overall duration — a key measure of interest-rate sensitivity — that was moderately negative on a net basis. Unfortunately, because rates generally moved

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/15. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Diversified Income Trust	7

lower during the period, this positioning worked against the fund’s performance.

Outside the United States, a long-duration position in Germany, combined with an allocation to Greek government debt, also hampered performance. Greek bonds rallied strongly during the latter months of the period following the approval of the country’s bailout package, but that late-period surge was not enough to fully offset the earlier underperformance of these holdings. Our long-duration German exposure hurt results in April and May when rates were rising in that country.

Elsewhere, holdings of high-yield bonds also weighed on the fund’s results. This asset class struggled due to concerns about declining prices for oil and other commodities, slowing growth in China potentially affecting the U.S. economy, uncertainty about Fed monetary policy, and the general risk-off sentiment during much of the period.

Our prepayment strategies, which we implemented with securities such as agency interest-only collateralized mortgage obligations [IO CMOs], modestly detracted. In January, the Obama administration announced that the Federal Housing

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Diversified Income Trust

Administration would reduce the annual mortgage insurance premiums it charges to borrowers making small down payments. Investors reacted to this development by pricing in the possibility of faster mortgage prepayment speeds, which dampened the returns of existing prepayment-sensitive mortgage-backed securities. What’s more, this announcement came during a time when Treasury yields were sharply declining, compounding the negatives for IO CMOs.

IO CMOs rebounded as interest rates rose in May and June, then traded lower again during the final three months of the period. Even though mortgage refinancing activity remained subdued, IO CMO yield spreads are sensitive to interest-rate movements, and lower rates across the yield curve caused them to underperform during the latter months of the period. IO CMOs were also hurt by an overall flight from risk by investors.

An allocation to emerging-market debt, specifically holdings in Venezuela, slightly dampened performance, as lower commodity prices negatively affected the Venezuelan economy and sapped investor demand for the country’s bonds. The negative result from our Venezuelan position was partially offset by holdings in Argentina. Argentina’s sovereign bonds rallied on indications that the country was close to reaching a settlement with its holdout creditors.

Turning to the positive side, which investments aided the fund’s performance?

Our active currency strategy was the biggest contributor, as short positions in the Canadian dollar, the Norwegian krone, and the euro — all of which weakened versus the U.S. dollar — worked well and bolstered the fund’s performance.

Our mortgage credit investments, specifically positions in non-agency residential mortgage-backed securities [RMBS] and subordinated mezzanine commercial

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Diversified Income Trust	9

mortgage-backed securities [CMBS], were further contributors. Non-agency RMBS were helped by a strengthening housing market, coupled with solid investor demand amid shrinking supply. Mezzanine CMBS, meanwhile, benefited from supportive commercial real estate fundamentals and an improving U.S. economy.

The fund adjusted its dividend rate twice during the period. What factors led to those decisions?

It became necessary to reduce the dividend rate early in the period due to lower available yields across fixed-income market sectors. Additionally, because of liquidity constraints in certain market sectors, we thought it was prudent to maintain a somewhat greater cash balance. As a result, the fund’s dividend per class A share was trimmed from $0.032 to $0.027 in October 2014.

In the months following this dividend reduction, the fund realized gains from various foreign-currency positions, and portfolio income increased, allowing us to restore some of the prior reduction. Accordingly, the fund’s dividend per class A share was raised to $0.030 in June 2015. Similar adjustments were made to other share classes.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We employed interest-rate swaps to gain exposure to rates in various countries. We also utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk. Additionally, we used total return swaps as a hedging tool, and to help manage the portfolio’s sector exposure, as well as its inflation risk. We employed credit default swaps to hedge the fund’s credit and market risks, and to gain exposure to specific sectors and securities. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your outlook for the coming months, and how are you positioning the fund?

The recent and significant selloffs in asset markets around the world have raised concern that global growth is weakening. While market deterioration is unsettling, we don’t believe the recent downturns portend a slowdown in U.S. growth.

In our view, the U.S. economy is returning to a more normal expansion following years of positive but tepid growth. The nation’s gross domestic product, the broadest measure of economic output, grew at a 3.9% seasonally adjusted annual rate in the second quarter, after a paltry 0.6% pace in the first quarter. At period-end, unemployment was at its lowest level since early 2008. And recent data indicate that consumer spending, a major growth driver, has been improving.

Given what we see as a normalizing growth backdrop in the United States, we think short-term interest rates are too low. Consequently, we believe the Fed is likely to begin raising the federal funds rate in the near future.

In light of our expectations for stronger growth and higher U.S. interest rates, we plan to keep the portfolio’s duration modestly negative. We think the recent volatility in riskier assets has created attractive entry points in various market sectors. As a result, as of period-end we were finding good opportunities in several areas of the market, including high-yield bonds and mezzanine CMBS. Additionally, we continued to find prepayment risk attractive, given the prospect of higher interest rates, and were seeking opportunities in IO CMOs.

10 Diversified Income Trust

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin, Kevin F. Murphy, Michael V. Salm, and Paul D. Scanlon, CFA.

IN THE NEWS

Emerging and developing economies —which make up more than half of the world’s GDP — have experienced a growth contraction year to date. Depressed oil prices, large capital outflows, and currency weakness are some contributing factors to lower-than-expected GDP growth rates. The International Monetary Fund (IMF), in its latest World Economic Outlook , trimmed its global growth forecast by 0.2% to 3.1% for 2015. The IMF’s outlook appears to be particularly cautious for Brazil and Canada, both of which are in recession and reliant on commodity exports. In the report, the IMF cut its previous output projections for Brazil by 1.5% for 2015 and 1.7% for 2016. Canada’s GDP was reduced by half a percentage point for this year and 0.4 percentage point for 2016. In the advanced economies of the United States and the eurozone, the IMF predicts a moderate increase in GDP growth. Its U.S. forecast calls for 2.6% growth this year and 2.8% next year. Geopolitical risks, such as ongoing events around Ukraine, the Middle East, and parts of Africa, are also factors that should be closely watched, according to the IMF report.

Diversified Income Trust	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(11/1/13)	(11/1/13)	(7/1/96)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	6.23%	6.07%	5.98%	5.98%	5.41%	5.41%	5.94%	5.81%	5.94%	6.40%	6.41%	6.40%

10 years	44.49	38.71	36.31	36.31	33.55	33.55	41.01	36.43	40.15	47.58	47.84	47.58
Annual average	3.75	3.33	3.15	3.15	2.94	2.94	3.50	3.16	3.43	3.97	3.99	3.97

5 years	16.86	12.18	12.59	10.84	12.57	12.57	15.52	11.76	15.40	18.30	18.51	18.30
Annual average	3.16	2.33	2.40	2.08	2.40	2.40	2.93	2.25	2.91	3.42	3.45	3.42

3 years	8.86	4.51	6.32	3.53	6.38	6.38	8.10	4.59	7.89	9.63	9.82	9.63
Annual average	2.87	1.48	2.06	1.16	2.08	2.08	2.63	1.51	2.56	3.11	3.17	3.11

1 year	–6.16	–9.91	–6.81	–11.30	–6.85	–7.74	–6.37	–9.41	–6.38	–5.93	–5.79	–5.94

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

12 Diversified Income Trust

Comparative index returns For periods ended 9/30/15

	Barclays U.S. Aggregate	Lipper Multi-Sector Income
	Bond Index	Funds category average*

Annual average (life of fund)	6.55%	6.82%

10 years	57.34	61.32
Annual average	4.64	4.82

5 years	16.47	20.69
Annual average	3.10	3.78

3 years	5.21	6.26
Annual average	1.71	2.02

1 year	2.94	–1.50

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/15, there were 275, 196, 148, 94, and 5 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,631 and $13,355, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $13,643. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $14,015, $14,758, $14,784, and $14,758, respectively, and no contingent deferred sales charges would apply.

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Fund price and distribution information For the 12-month period ended 9/30/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	12		12	12	12		12	12	12	12

Income	$0.336		$0.279	$0.280	$0.317		$0.314	$0.359	$0.360	$0.358

Capital gains	—		—	—	—		—	—	—	—

Total	$0.336		$0.279	$0.280	$0.317		$0.314	$0.359	$0.360	$0.358

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/14	$7.89	$8.22	$7.81	$7.76	$7.77	$8.03	$7.80	$7.82	$7.82	$7.82

9/30/15	7.08	7.38	7.01	6.96	6.97	7.20	7.00	7.01	7.02	7.01

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current dividend
rate [1]	5.08%	4.88%	4.28%	4.31%	4.82%	4.67%	4.46%	5.48%	5.47%	5.48%

Current 30-day
SEC yield [2]	N/A	4.81	4.24	4.24	N/A	4.60	4.74	5.29	5.37	5.27

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase.

After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

14 Diversified Income Trust

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/14	0.97%	1.72%	1.72%	1.22%	1.22%	0.71%*	0.64%*	0.72%

Annualized expense ratio for the
six-month period ended 9/30/15†	0.99%	1.74%	1.74%	1.24%	1.24%	0.72%	0.65%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses for class R5 and class R6 shares have been annualized.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2015, to September 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.88	$8.55	$8.55	$6.11	$6.10	$3.55	$3.20	$3.65

Ending value (after expenses)	$965.10	$960.90	$960.70	$964.50	$963.10	$966.30	$966.30	$966.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Diversified Income Trust 15

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2015, use the following calculation method. To find the value of your investment on April 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.01	$8.80	$8.80	$6.28	$6.28	$3.65	$3.29	$3.75

Ending value (after expenses)	$1,020.10	$1,016.34	$1,016.34	$1,018.85	$1,018.85	$1,021.46	$1,021.81	$1,021.36

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

16 Diversified Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

Diversified Income Trust 17

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2015, Putnam employees had approximately $476,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 Diversified Income Trust

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Diversified Income Trust 19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

20 Diversified Income Trust

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support

Diversified Income Trust 21

for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the

22 Diversified Income Trust

Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Multi-Sector Income Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	1st

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 246, 175 and 142 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2014 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the one-year period was due in significant part to the fund’s positioning to take advantage of flat or rising interest rates in the United States at a time when interest rates continued to decline, as well as the fund’s exposure to Greek bonds, which declined during the period as concerns about the country’s political stability resurfaced.

The Trustees observed that, although the fund had not performed well in 2014, the fund

Diversified Income Trust 23

ranked in the first quartile for the three-year period ended December 31, 2014 and that Putnam Management remained confident in the portfolio managers and their investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24 Diversified Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Diversified Income Trust 25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Diversified Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust (the fund), including the fund’s portfolio, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 11, 2015

26 Diversified Income Trust

The fund’s portfolio 9/30/15

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (79.5%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.8%)
Government National Mortgage Association Pass-Through Certificates
6 1/2s, November 20, 2038	$421,470	$488,161
3 1/2s, TBA, October 1, 2045	138,000,000	144,555,000

145,043,161
U.S. Government Agency Mortgage Obligations (76.7%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4s, TBA, October 1, 2045	44,000,000	46,832,500

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, TBA, October 1, 2045	23,000,000	25,695,313
4 1/2s, TBA, November 1, 2045	19,000,000	20,573,438
4 1/2s, TBA, October 1, 2045	19,000,000	20,597,188
4s, TBA, November 1, 2045	1,000,000	1,063,750
4s, TBA, October 1, 2045	1,000,000	1,066,563
3 1/2s, TBA, November 1, 2045	307,000,000	319,088,125
3 1/2s, TBA, October 1, 2045	433,000,000	451,605,490
3s, TBA, November 1, 2045	1,556,000,000	1,570,830,625
3s, TBA, October 1, 2045	1,556,000,000	1,576,665,547

		4,034,018,539

Total U.S. government and agency mortgage obligations (cost $4,161,655,671)		$4,179,061,700

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 1.625%, July 31, 2020 [i]	$1,584,000	$1,607,760

Total U.S. treasury obligations (cost $1,607,760)		$1,607,760

MORTGAGE-BACKED SECURITIES (47.7%)*	Principal amount	Value

Agency collateralized mortgage obligations (15.3%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3182, Class SP, 27.774s, 2032	$845,305	$1,214,518
IFB Ser. 3408, Class EK, 24.962s, 2037	357,006	561,755
IFB Ser. 2979, Class AS, 23.516s, 2034	73,104	83,062
IFB Ser. 4218, Class PS, IO, 6.043s, 2042	23,349,768	3,714,984
IFB Ser. 4104, Class S, IO, 5.893s, 2042	13,386,870	3,100,467
IFB Ser. 319, Class S2, IO, 5.793s, 2043	26,301,486	6,694,517
IFB Ser. 326, Class S2, IO, 5.743s, 2044	21,561,230	5,161,010
IFB Ser. 311, Class S1, IO, 5.743s, 2043	20,498,848	4,530,163
IFB Ser. 315, Class S1, IO, 5.713s, 2043	35,321,649	9,199,700
IFB Ser. 314, Class AS, IO, 5.683s, 2043	56,358,470	13,453,780
Ser. 3687, Class CI, IO, 5s, 2038	13,490,186	1,919,653
Ser. 4122, Class TI, IO, 4 1/2s, 2042	17,195,161	3,308,349
Ser. 4000, Class PI, IO, 4 1/2s, 2042	22,688,164	3,974,966
Ser. 4024, Class PI, IO, 4 1/2s, 2041	30,363,830	5,262,052
Ser. 4462, IO, 4s, 2045	26,987,285	5,268,728
Ser. 4193, Class PI, IO, 4s, 2043	70,030,256	11,340,980
Ser. 4213, Class GI, IO, 4s, 2041	39,680,451	6,051,269
Ser. 4220, Class IE, IO, 4s, 2028	14,547,018	1,707,965
Ser. 4360, Class TI, IO, 4s, 2027	48,753,635	5,411,166

Diversified Income Trust 27

MORTGAGE-BACKED SECURITIES (47.7%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 4020, Class IA, IO, 4s, 2027	$27,361,448	$3,234,123
Ser. 329, Class C12, IO, 3 1/2s, 2043	37,434,950	6,555,608
Ser. 303, Class C19, IO, 3 1/2s, 2043	69,777,198	13,716,941
Ser. 304, Class C22, IO, 3 1/2s, 2042	58,599,025	11,471,814
Ser. 4141, Class IM, IO, 3 1/2s, 2042	54,551,398	9,543,603
Ser. 4141, Class IQ, IO, 3 1/2s, 2042	28,394,141	4,906,791
Ser. 4122, Class CI, IO, 3 1/2s, 2042	26,357,061	3,513,238
Ser. 4105, Class HI, IO, 3 1/2s, 2041	11,818,632	1,613,007
Ser. 4166, Class PI, IO, 3 1/2s, 2041	56,680,680	8,935,142
Ser. 4199, Class CI, IO, 3 1/2s, 2037	66,380,144	7,275,264
Ser. 4165, Class TI, IO, 3s, 2042	31,839,280	3,830,265
Ser. 4210, Class PI, IO, 3s, 2041	26,001,918	2,412,287
Ser. 4203, Class DI, IO, 3s, 2033	59,040,625	6,579,801
Ser. 304, Class C45, IO, 3s, 2027	68,673,657	7,172,050
FRB Ser. T-56, Class A, IO, 0.524s, 2043	221,144	4,699
FRB Ser. T-57, Class 1AX, IO, 0.384s, 2043	14,539,640	155,938
Ser. 3314, PO, zero %, 2036	70,895	68,987
Ser. 3326, Class WF, zero %, 2035	50,794	41,906
Ser. 1208, Class F, PO, zero %, 2022	41,025	38,051
FRB Ser. T-56, Class 2, IO, zero %, 2043	246,593	1

Federal National Mortgage Association
IFB Ser. 06-8, Class HP, 23.856s, 2036	1,014,704	1,608,915
IFB Ser. 05-45, Class DA, 23.709s, 2035	2,140,033	3,288,326
IFB Ser. 05-83, Class QP, 16.89s, 2034	314,528	415,661
Ser. 98-T2, Class A4, IO, 6 1/2s, 2036	54,750	9,171
IFB Ser. 13-81, Class QS, IO, 6.006s, 2041	27,241,188	4,144,704
IFB Ser. 13-41, Class SP, IO, 6.006s, 2040	12,770,997	1,789,983
IFB Ser. 13-18, Class SB, IO, 5.956s, 2041	23,783,933	3,905,322
IFB Ser. 13-92, Class SA, IO, 5.756s, 2043	33,371,355	8,645,183
IFB Ser. 13-103, Class SK, IO, 5.726s, 2043	23,161,593	5,974,866
IFB Ser. 13-128, Class CS, IO, 5.706s, 2043	45,818,991	11,549,593
Ser. 399, Class 2, IO, 5 1/2s, 2039	75,447	15,137
Ser. 374, Class 6, IO, 5 1/2s, 2036	2,777,111	484,717
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.194s, 2025	6,640,000	6,580,379
Ser. 12-132, Class PI, IO, 5s, 2042	36,328,410	6,967,426
Ser. 10-13, Class EI, IO, 5s, 2038	35,391	55
Ser. 378, Class 19, IO, 5s, 2035	3,137,910	611,893
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
4.744s, 2025	4,063,000	4,035,778
Ser. 12-127, Class BI, IO, 4 1/2s, 2042	17,541,200	4,118,148
Ser. 12-30, Class HI, IO, 4 1/2s, 2040	25,921,450	4,109,068
Ser. 409, Class 81, IO, 4 1/2s, 2040	24,399,072	4,543,693
Ser. 404, Class 2, IO, 4 1/2s, 2040	248,020	49,139
Ser. 366, Class 22, IO, 4 1/2s, 2035	2,268,190	138,632
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.194s, 2025	25,090,000	23,902,631

28 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (47.7%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
4.194s, 2025	$7,789,000	$7,443,629
Ser. 418, Class C24, IO, 4s, 2043	52,165,384	10,728,140
Ser. 13-41, Class IP, IO, 4s, 2043	38,814,446	6,560,418
Ser. 13-115, Class CI, 4s, 2043	46,679,316	4,931,063
Ser. 13-44, Class PI, IO, 4s, 2043	18,593,077	2,776,614
Ser. 13-60, Class IP, IO, 4s, 2042	15,758,674	2,625,710
Ser. 13-1, Class PI, IO, 4s, 2042	34,123,770	6,261,371
Ser. 12-96, Class PI, IO, 4s, 2041	6,082,768	954,690
Ser. 406, Class 2, IO, 4s, 2041	24,337,065	4,331,998
Ser. 406, Class 1, IO, 4s, 2041	17,234,131	3,159,016
Ser. 409, Class C16, IO, 4s, 2040	16,880,781	3,022,386
Ser. 405, Class 2, IO, 4s, 2040	271,928	52,857
Ser. 418, Class C15, IO, 3 1/2s, 2043	123,380,884	24,625,566
Ser. 13-18, Class IN, IO, 3 1/2s, 2043	56,431,232	8,437,423
Ser. 13-70, Class CI, IO, 3 1/2s, 2043	15,157,051	1,830,972
Ser. 13-49, Class IP, IO, 3 1/2s, 2042	40,027,960	5,319,316
Ser. 13-40, Class YI, IO, 3 1/2s, 2042	35,508,032	5,050,185
Ser. 12-123, Class DI, IO, 3 1/2s, 2041	47,619,282	8,557,185
Ser. 12-151, Class PI, IO, 3s, 2043	66,757,312	8,564,963
Ser. 12-145, Class TI, IO, 3s, 2042	29,200,192	2,811,979
Ser. 13-35, Class IP, IO, 3s, 2042	18,111,508	1,916,565
Ser. 13-53, Class JI, IO, 3s, 2041	33,255,960	3,931,520
Ser. 13-30, Class IP, IO, 3s, 2041	30,895,241	2,826,606
Ser. 13-55, Class AI, IO, 3s, 2033	45,148,433	6,654,103
FRB Ser. 03-W10, Class 1, IO, 0.858s, 2043	6,009,317	150,233
FRB Ser. 00-T6, IO, 0.717s, 2030	7,176,544	152,502
FRB Ser. 01-T1, Class 1, IO, 0.698s, 2040	863,257	13,420
FRB Ser. 01-50, Class B1, IO, 0.399s, 2041	325,380	3,864
FRB Ser. 02-W8, Class 1, IO, 0.312s, 2042	10,656,359	126,544
Ser. 99-51, Class N, PO, zero %, 2029	84,380	75,942

Government National Mortgage Association
IFB Ser. 13-129, Class SN, IO, 5.934s, 2043	19,287,620	3,566,088
IFB Ser. 10-20, Class SC, IO, 5.934s, 2040	15,687,185	2,661,174
IFB Ser. 13-99, Class VS, IO, 5.891s, 2043	21,751,529	4,783,379
IFB Ser. 12-77, Class MS, IO, 5.884s, 2042	21,048,060	5,472,285
IFB Ser. 11-70, Class SM, IO, 5.681s, 2041	27,007,695	4,850,852
IFB Ser. 11-70, Class SH, IO, 5.681s, 2041	28,669,468	5,247,373
Ser. 14-163, Class NI, IO, 5s, 2044	29,734,106	6,135,930
Ser. 14-4, Class PI, IO, 5s, 2043	20,091,009	3,887,610
Ser. 14-25, Class MI, IO, 5s, 2043	23,017,929	4,614,865
Ser. 13-3, Class IT, IO, 5s, 2043	11,710,261	2,222,151
Ser. 13-6, Class IC, IO, 5s, 2043	9,763,021	1,928,294
Ser. 12-146, IO, 5s, 2042	21,222,165	4,273,295
Ser. 13-6, Class CI, IO, 5s, 2042	7,239,184	1,347,429
Ser. 13-130, Class IB, IO, 5s, 2040	17,985,563	1,709,958
Ser. 13-16, Class IB, IO, 5s, 2040	18,790,615	1,049,405

Diversified Income Trust 29

MORTGAGE-BACKED SECURITIES (47.7%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 11-41, Class BI, IO, 5s, 2040	$13,642,108	$1,184,977
Ser. 10-35, Class UI, IO, 5s, 2040	59,177,216	11,275,153
Ser. 10-20, Class UI, IO, 5s, 2040	27,124,903	4,896,045
Ser. 10-9, Class UI, IO, 5s, 2040	132,522,985	25,133,382
Ser. 09-121, Class UI, IO, 5s, 2039	59,698,600	11,761,818
Ser. 15-79, Class GI, IO, 5s, 2039	39,372,670	8,022,182
Ser. 13-34, Class IH, IO, 4 1/2s, 2043	35,010,053	6,304,015
Ser. 13-24, Class IC, IO, 4 1/2s, 2043	5,827,667	1,043,793
Ser. 13-24, Class IK, IO, 4 1/2s, 2043	17,767,316	3,183,548
Ser. 13-183, Class JI, IO, 4 1/2s, 2043	35,885,074	4,597,309
Ser. 14-108, Class IP, IO, 4 1/2s, 2042	7,252,239	1,166,088
Ser. 11-140, Class BI, IO, 4 1/2s, 2040	11,386,384	752,640
Ser. 13-167, IO, 4 1/2s, 2040	28,147,539	3,538,863
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	20,885,904	3,676,128
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	51,251,114	8,763,530
Ser. 10-20, Class BI, IO, 4 1/2s, 2040	38,296,352	8,429,793
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	31,289,217	5,328,710
Ser. 14-71, Class PI, IO, 4 1/2s, 2039	46,026,911	8,613,476
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	13,708,007	1,393,556
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	18,829,678	1,712,559
Ser. 10-98, Class PI, IO, 4 1/2s, 2037	5,398,930	286,629
Ser. 14-174, IO, 4s, 2044	35,778,965	7,058,546
Ser. 14-4, Class BI, IO, 4s, 2044	22,626,969	5,639,772
Ser. 14-4, Class IC, IO, 4s, 2044	25,199,557	4,755,156
Ser. 14-163, Class PI, IO, 4s, 2043	33,812,170	4,507,839
Ser. 13-165, Class IL, IO, 4s, 2043	14,565,020	2,501,397
Ser. 13-27, Class IJ, IO, 4s, 2043	17,933,536	3,125,815
Ser. 13-24, Class PI, IO, 4s, 2042	9,079,277	1,523,321
Ser. 12-106, Class QI, IO, 4s, 2042	26,584,147	4,421,209
Ser. 12-56, Class IB, IO, 4s, 2042	11,174,770	1,917,998
Ser. 12-8, Class PI, IO, 4s, 2041	40,980,083	5,849,698
Ser. 13-102, Class IP, IO, 3 1/2s, 2043	24,571,936	2,331,606
Ser. 13-76, IO, 3 1/2s, 2043	65,168,137	8,226,826
Ser. 13-28, IO, 3 1/2s, 2043	18,787,821	2,482,781
Ser. 13-54, Class JI, IO, 3 1/2s, 2043	40,567,946	5,513,590
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	38,055,996	4,992,566
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	28,914,240	3,958,938
Ser. 12-140, Class IC, IO, 3 1/2s, 2042	51,445,222	10,442,145
Ser. 12-128, Class IA, IO, 3 1/2s, 2042	42,935,219	8,130,084
Ser. 12-92, Class AI, IO, 3 1/2s, 2042	24,997,152	3,211,134
Ser. 14-62, Class CI, IO, 3 1/2s, 2042	41,987,049	3,872,759
Ser. 13-37, Class LI, IO, 3 1/2s, 2042	46,405,573	6,039,221
Ser. 15-52, Class KI, IO, 3 1/2s, 2040	58,704,789	8,684,199
Ser. 15-17, Class LI, IO, 3 1/2s, 2040	45,927,249	6,057,345
Ser. 13-79, Class XI, IO, 3 1/2s, 2039	48,891,747	6,724,757
Ser. 12-48, Class AI, IO, 3 1/2s, 2036	20,227,031	2,989,960
Ser. 13-37, Class UI, IO, 3s, 2042	25,384,818	2,926,108

30 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (47.7%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-41, Class MI, IO, 3s, 2041	$24,155,754	$2,567,515
Ser. 12-103, Class IL, IO, 3s, 2027	72,346,203	7,477,704
Ser. 15-H18, Class BI, IO, 2.242s, 2065	62,591,242	7,882,741
Ser. 15-H15, Class BI, IO, 2.208s, 2065	95,167,385	12,074,362
Ser. 15-H20, Class BI, IO, 2.177s, 2065	63,992,006	7,938,848
Ser. 15-H10, Class BI, IO, 2.098s, 2065	47,765,498	5,836,347
Ser. 15-H12, Class AI, IO, 1.851s, 2065	109,195,738	12,830,499
Ser. 15-H15, Class AI, IO, 1.804s, 2065	57,978,593	6,821,761
FRB Ser. 15-H08, Class CI, IO, 1.792s, 2065	87,488,570	10,252,567
Ser. 15-H03, Class CI, IO, 1.718s, 2065	95,503,608	10,505,397
Ser. 06-36, Class OD, PO, zero %, 2036	21,660	18,748
Ser. 06-64, PO, zero %, 2034	53,229	51,656

Structured Asset Securities Corp. 144A Ser. 98-RF3, Class A,
IO, 6.1s, 2028	72,758	7,912

800,778,909
Commercial mortgage-backed securities (20.4%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	33,321,000	33,551,415
Ser. 06-1, Class B, 5.49s, 2045	4,164,000	4,182,618

Banc of America Commercial Mortgage Trust 144A FRB
Ser. 07-5, Class XW, IO, 0.499s, 2051	144,062,085	954,123

Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class B, 5.515s, 2042	6,655,000	6,575,939
FRB Ser. 05-1, Class C, 5.515s, 2042	8,629,000	8,105,910

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
Ser. 01-1, Class K, 6 1/8s, 2036	146,022	143,905

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 06-PW12, Class AJ, 5.94s, 2038	14,155,000	14,322,270
FRB Ser. 07-PW16, Class AJ, 5.895s, 2040	12,200,000	12,427,042
FRB Ser. 06-PW11, Class AJ, 5.603s, 2039	1,580,000	1,590,863
Ser. 05-PWR7, Class D, 5.304s, 2041	4,190,000	4,183,883
Ser. 05-PWR7, Class C, 5.235s, 2041	4,945,000	4,917,688
Ser. 05-PWR7, Class B, 5.214s, 2041	7,239,000	7,231,761
Ser. 05-PWR9, Class C, 5.055s, 2042	3,745,000	3,745,000

Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class C, 5.603s, 2039	8,260,000	8,241,580

CD Mortgage Trust 144A
FRB Ser. 07-CD5, Class E, 6.325s, 2044	8,486,000	8,265,996
FRB Ser. 07-CD5, Class XS, IO, 0.284s, 2044	110,459,658	279,611

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2,
Class E, 5.76s, 2047	19,789,000	20,728,364

Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class B, 5.973s, 2049	14,144,000	14,109,913
Ser. 06-C5, Class AJ, 5.482s, 2049	3,741,000	3,681,118

Citigroup Commercial Mortgage Trust 144A FRB Ser. 13-GC11,
Class D, 4.604s, 2046	4,309,000	4,053,014

COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.959s, 2046	11,889,000	12,074,766

Diversified Income Trust 31

MORTGAGE-BACKED SECURITIES (47.7%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
COMM Mortgage Trust Ser. 06-C8, Class AJ, 5.377s, 2046	$31,437,000	$31,342,997

COMM Mortgage Trust 144A
FRB Ser. 12-LC4, Class D, 5.82s, 2044	1,792,000	1,848,448
FRB Ser. 13-CR11, Class D, 5.338s, 2046	5,884,000	5,750,727
FRB Ser. 14-CR18, Class D, 4.897s, 2047	11,804,000	10,730,072
FRB Ser. 13-LC6, Class D, 4.429s, 2046	2,887,000	2,700,414
Ser. 12-LC4, Class E, 4 1/4s, 2044	10,009,000	8,994,094
FRB Ser. 14-UBS6, Class D, 4.115s, 2047	13,857,000	11,738,588
Ser. 13-LC13, Class E, 3.719s, 2046	11,140,000	8,466,661
Ser. 14-CR18, Class E, 3.6s, 2047	11,801,000	8,646,340
FRB Ser. 07-C9, Class AJFL, 0.893s, 2049	3,720,000	3,650,101

Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5,
Class AX, IO, 0.918s, 2039	194,478,348	1,106,640

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1,
Class AJ, 6.27s, 2041	12,525,000	12,994,312

Credit Suisse First Boston Mortgage Securities Corp.
Ser. 05-C5, Class F, 5.1s, 2038	4,760,000	4,595,166
Ser. 05-C3, Class B, 4.882s, 2037	13,540,000	13,523,752

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 (Cayman Islands)	5,035,396	2,517,698

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.582s, 2044	3,068,000	3,237,273

FFCA Secured Franchise Loan Trust 144A FRB Ser. 00-1,
Class X, IO, 0.966s, 2020	11,536,568	176,279

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class G, 5.35s, 2035	3,121,100	2,577,645

GCCFC Commercial Mortgage Trust FRB Ser. 05-GG3, Class D,
4.986s, 2042	16,043,000	16,055,642

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.464s, 2044	32,957,010	33,039,403

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965s, 2041	2,100,301	2,104,900

GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.558s, 2046	7,158,000	6,719,071
FRB Ser. 05-GG4, Class XC, IO, 0.713s, 2039	36,943,566	158,857

GS Mortgage Securities Trust Ser. 06-GG8, Class AJ,
5.622s, 2039	6,591,000	6,642,463

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.819s, 2045	1,570,624	1,628,800
Ser. 11-GC3, Class E, 5s, 2044	8,510,000	8,147,258

JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class E, 4.47s, 2047	7,852,000	6,401,435
FRB Ser. 14-C25, Class D, 4.098s, 2047	27,909,000	23,756,479
Ser. 14-C25, Class E, 3.332s, 2047	15,725,000	11,153,742

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.279s, 2051	15,363,000	15,742,159
FRB Ser. 06-LDP7, Class B, 6.1s, 2045	9,729,000	5,335,757
FRB Ser. 06-LDP6, Class B, 5.749s, 2043	11,811,500	11,765,435
Ser. 06-LDP6, Class AJ, 5.565s, 2043	3,031,000	3,030,424
Ser. 06-LDP8, Class B, 5.52s, 2045	3,003,000	2,994,682

32 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (47.7%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 05-LDP3, Class D, 5.515s, 2042	$10,753,000	$10,731,042
FRB Ser. 05-LDP2, Class E, 4.981s, 2042	13,871,000	13,900,473
FRB Ser. 13-LC11, Class D, 4.38s, 2046	1,283,000	1,187,378

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.379s, 2051	9,775,000	9,952,747
FRB Ser. 07-CB20, Class C, 6.379s, 2051	9,324,000	8,904,979
FRB Ser. 11-C3, Class E, 5.734s, 2046	16,380,000	17,295,855
FRB Ser. 12-C6, Class E, 5.372s, 2045	6,615,000	6,610,757
FRB Ser. 12-C8, Class E, 4.82s, 2045	1,389,000	1,351,949
FRB Ser. 13-C13, Class D, 4.191s, 2046	5,092,000	4,702,868
Ser. 13-C13, Class E, 3.986s, 2046	13,925,000	11,485,110
Ser. 13-C10, Class E, 3 1/2s, 2047	14,081,000	11,353,510
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046	9,312,000	7,449,600
FRB Ser. 07-CB20, Class X1, IO, 0.455s, 2051	205,363,433	1,161,741

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031 F	3,071,318	3,224,624
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	3,715,992

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class AJ, 5.72s, 2039	6,312,000	6,337,185
Ser. 06-C6, Class E, 5.541s, 2039	9,458,000	9,424,046
Ser. 06-C6, Class D, 5.502s, 2039	3,660,000	3,632,879
Ser. 07-C1, Class AJ, 5.484s, 2040	3,228,000	3,235,973
FRB Ser. 06-C6, Class C, 5.482s, 2039	24,928,000	23,681,600
Ser. 06-C1, Class AJ, 5.276s, 2041	7,954,000	8,113,080

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3 1/2s, 2048	9,081,000	7,936,068

Merrill Lynch Mortgage Investors Trust FRB Ser. 96-C2, Class JS,
IO, zero %, 2028	33,728	2

Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.475s, 2051	2,001,000	2,162,121
FRB Ser. 05-CKI1, Class C, 5.597s, 2037	10,136,000	9,775,969
FRB Ser. 05-CIP1, Class C, 5.561s, 2038	8,482,000	7,783,847
FRB Ser. 05-CIP1, Class B, 5.531s, 2038	6,711,000	6,645,426
Ser. 04-KEY2, Class D, 5.046s, 2039	4,390,000	4,358,739

Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class X, IO, 9.001s, 2037	406,468	25,933
FRB Ser. 07-C5, Class X, IO, 5.894s, 2049	4,636,180	521,570

ML-CFC Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	27,446,000	27,557,431
Ser. 06-4, Class AJ, 5.239s, 2049	16,780,896	16,824,526

ML-CFC Commercial Mortgage Trust 144A Ser. 06-4,
Class AJFX, 5.147s, 2049	9,331,000	9,255,419

Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 14-C17, Class D, 4.855s, 2047	20,213,000	18,879,003
FRB Ser. 12-C6, Class G, 4 1/2s, 2045	4,901,000	4,165,850
Ser. 14-C15, Class F, 4s, 2047	8,998,000	6,800,310
Ser. 13-C13, Class F, 3.707s, 2046	7,659,000	5,907,126

Diversified Income Trust 33

MORTGAGE-BACKED SECURITIES (47.7%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 14-C17, Class E, 3 1/2s, 2047	$14,427,000	$10,479,400
Ser. 15-C24, Class D, 3.257s, 2048	17,620,000	13,198,261

Morgan Stanley Capital I Trust
Ser. 06-HQ9, Class D, 5.862s, 2044	8,530,000	8,561,988
FRB Ser. 06-HQ8, Class D, 5.667s, 2044	8,329,000	8,306,678
Ser. 07-HQ11, Class C, 5.558s, 2044	21,393,000	21,380,378

Morgan Stanley Capital I Trust 144A
FRB Ser. 08-T29, Class F, 6.461s, 2043	6,812,000	6,739,112
FRB Ser. 11-C3, Class E, 5.351s, 2049	1,994,870	2,084,029

Morgan Stanley Capital I, Inc. 144A FRB Ser. 04-RR,
Class F7, 6s, 2039	8,338,110	7,624,201

STRIPS III, Ltd. 144A FRB Ser. 03-1A, Class N, 5s, 2018
(Cayman Islands)	1,590,000	318,000

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	4,625,726	1,156,431

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 13-C6, Class D, 4.494s, 2046	18,839,000	17,920,599
Ser. 13-C6, Class E, 3 1/2s, 2046	18,360,000	14,836,036

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.199s, 2045	27,153,000	27,131,278
FRB Ser. 06-C25, Class AJ, 5.9s, 2043	7,221,000	7,331,481
Ser. 06-C24, Class AJ, 5.658s, 2045	9,216,000	9,267,610
FRB Ser. 05-C21, Class D, 5.449s, 2044	24,100,000	24,138,488
FRB Ser. 07-C34, IO, 0.459s, 2046	61,308,914	459,817

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 04-C11, Class G, 5.342s, 2041	5,825,000	5,618,562

Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 12-LC5, Class E, 4.936s, 2045	8,580,000	7,816,380
FRB Ser. 13-LC12, Class D, 4.435s, 2046	12,082,111	11,638,432
Ser. 13-LC12, Class E, 3 1/2s, 2046	15,579,000	12,357,029

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.822s, 2044	1,841,000	1,964,605
FRB Ser. 14-C19, Class E, 5.137s, 2047	8,352,000	6,982,097
Ser. 12-C6, Class E, 5s, 2045	7,840,000	7,181,362
Ser. 11-C3, Class E, 5s, 2044	8,644,000	8,197,885
FRB Ser. 12-C9, Class D, 4.963s, 2045	3,717,000	3,645,411
FRB Ser. 13-C18, Class D, 4.826s, 2046	16,570,000	16,313,231
FRB Ser. 13-UBS1, Class E, 4.785s, 2046	11,752,000	10,246,322
FRB Ser. 13-C15, Class D, 4.63s, 2046	8,205,000	7,650,096
FRB Ser. 13-C12, Class D, 4.495s, 2048	6,085,000	5,853,040
Ser. 14-C19, Class D, 4.234s, 2047	15,234,000	13,569,259
Ser. 13-C12, Class E, 3 1/2s, 2048	15,114,000	12,119,400

1,070,780,119
Residential mortgage-backed securities (non-agency) (12.0%)
APS Resecuritization Trust 144A FRB Ser. 15-1, Class 2M,
0.342s, 2054	12,084,000	9,305,699

Banc of America Funding Trust
FRB Ser. 06-G, Class 3A3, 5 3/4s, 2036	9,086,838	8,723,365
FRB Ser. 14-R7, Class 3A2, 2.651s, 2036	4,866,908	3,850,211

34 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (47.7%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Banc of America Funding Trust 144A FRB Ser. 15-R2, Class 7A2,
0.474s, 2036	$10,425,443	$7,454,192

Barclays Capital, LLC Trust 144A FRB Ser. 12-RR2, Class 5A15,
5.915s, 2036	18,715,183	17,919,975

BCAP, LLC Trust
FRB Ser. 15-RR5, Class 2A3, 1.253s, 2046	4,301,912	3,324,862
FRB Ser. 12-RR5, Class 4A8, 0.369s, 2035	20,524,000	18,878,704

BCAP, LLC Trust 144A
FRB Ser. 13-RR1, Class 9A4, 5.499s, 2036	1,837,762	1,857,996
FRB Ser. 15-RR2, Class 26A2, 2.652s, 2036	4,331,753	3,831,999
FRB Ser. 10-RR11, Class 6A2, 2.635s, 2036	7,903,341	4,623,929
FRB Ser. 11-RR3, Class 3A6, 2.249s, 2036	12,343,376	6,788,857
FRB Ser. 15-RR6, Class 3A2, 1.123s, 2046	6,590,000	5,646,839
FRB Ser. 10-RR7, Class 1610, 0.883s, 2047	16,544,517	9,905,202

Bear Stearns Alt-A Trust FRB Ser. 05-4, Class 1M1, 0.869s, 2035	9,463,000	6,766,045

Bear Stearns Asset Backed Securities I Trust
FRB Ser. 04-FR3, Class M6, 5.069s, 2034	256,410	146,213
FRB Ser. 06-SD2, Class M3, 0.994s, 2036	5,574,000	4,373,918
FRB Ser. 06-HE2, Class M1, 0.594s, 2036 F	11,936,000	10,156,796
FRB Ser. 06-HE5, Class M1, 0.494s, 2036	7,680,000	5,529,600

Bear Stearns Asset Backed Securities Trust FRB Ser. 06-SD1,
Class M2, 1.694s, 2036 F	7,000,000	5,720,316

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M2, 4.489s,
2025 (Bermuda)	10,335,000	10,347,919

Citigroup Mortgage Loan Trust 144A
FRB Ser. 12-4, Class 3A2, 2.65s, 2036	9,100,629	8,054,511
FRB Ser. 13-7, Class 3A2, 2.58s, 2035	6,467,700	5,772,422
FRB Ser. 15-6, Class 1A2, 0.413s, 2047	9,178,631	5,966,110

Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 2A3, 1.759s, 2035	14,215,709	12,247,050
FRB Ser. 05-76, Class 2A1, 1.199s, 2036	8,564,789	7,408,543
FRB Ser. 06-OA7, Class 1A2, 1.139s, 2046	6,666,454	5,299,831
FRB Ser. 05-38, Class A3, 0.544s, 2035	58,327,914	50,348,656
FRB Ser. 05-59, Class 1A1, 0.526s, 2035	48,021,729	38,399,639
FRB Ser. 05-62, Class 1A1, 0.494s, 2035	31,052,395	25,618,226
FRB Ser. 06-OC2, Class 2A3, 0.484s, 2036	12,757,784	11,418,217
FRB Ser. 06-OA21, Class A1, 0.406s, 2047	7,411,518	5,706,869

Countrywide Asset-Backed Certificates Trust
Ser. 05-3, Class MF1, 5.247s, 2035 F	11,503,634	10,550,306
FRB Ser. 05-16, Class MV2, 0.674s, 2036	8,015,000	6,051,325
FRB Ser. 06-3, Class M1, 0.564s, 2036	8,000,000	5,942,400
FRB Ser. 06-4, Class M1, 0.544s, 2036	19,375,000	14,240,625

Credit Suisse Mortgage Capital Certificates 144A FRB
Ser. 10-2R, Class 2A6, 2.762s, 2036	7,000,000	6,160,504

CSMC Trust 144A
FRB Ser. 13-3R, Class 5A2, 2.578s, 2036	10,299,389	7,518,554
FRB Ser. 13-3R, Class 4A2, 2.444s, 2036	8,461,905	6,684,905
FRB Ser. 13-5R, Class 1A6, 0.449s, 2036	17,525,000	13,669,500

Diversified Income Trust 35

MORTGAGE-BACKED SECURITIES (47.7%)* cont.		Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DN1,
Class B, 11.694s, 2025		$17,145,727	$19,668,215
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DNA1,
Class B, 9.394s, 2027		12,403,000	14,401,272
Structured Agency Credit Risk Debt Notes Ser. 15-DNA2,
Class B, 7.737s, 2027		14,668,000	14,819,080

First Franklin Mortgage Loan Trust FRB Ser. 05-FF4, Class M4,
1.169s, 2035		13,725,000	10,568,250

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.07s, 2043 (United Kingdom)	GBP	2,706,624	4,127,003
FRB Ser. 03-2, Class 2C1, 2.852s, 2043 (United Kingdom)	EUR	7,263,000	8,127,457

Green Tree Home Improvement Loan Trust
Ser. 95-D, Class B2, 7.45s, 2025		$7,936	7,923
Ser. 95-F, Class B2, 7.1s, 2021		8,462	8,455

GSAA Trust
FRB Ser. 05-4, Class M2, 0.894s, 2035		8,305,000	6,612,184
FRB Ser. 05-8, Class M1, 0.684s, 2035		11,350,000	8,512,500

Morgan Stanley Resecuritization Trust 144A
Ser. 15-R3, Class 8B, 2.34s, 2047		8,494,418	5,054,179
Ser. 15-R4, Class CB2, 0.598s, 2047		3,076,000	2,214,720
Ser. 15-R4, Class CB3, 0.598s, 2047		590,309	289,251

MortgageIT Trust
FRB Ser. 05-3, Class M1, 0.664s, 2035		5,085,552	4,506,292
FRB Ser. 05-5, Class M1, 0.644s, 2035		13,086,256	10,932,913
FRB Ser. 05-3, Class A2, 0.544s, 2035		6,272,212	5,613,630

Nationstar HECM Loan Trust 144A Ser. 15-1A, Class A,
3.844s, 2018		5,734,296	5,773,748

Nomura Home Equity Loan, Inc., Home Equity Loan Trust
Ser. 06-WF1, Class M2, 0.484s, 2036		6,085,000	4,624,600

Nomura Resecuritization Trust 144A
FRB Ser. 10-6RA, Class 1A6, 2.65s, 2036		16,813,173	15,489,136
FRB Ser. 15-4R, Class 1A14, 0.404s, 2047		38,798,468	22,406,115

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR19, Class A1C3, 0.694s, 2045		14,802,070	13,025,821
FRB Ser. 05-AR13, Class A1C3, 0.684s, 2045		29,334,429	25,185,265
FRB Ser. 05-AR8, Class 2AC2, 0.654s, 2045		9,125,465	8,029,422
FRB Ser. 05-AR13, Class A1B2, 0.624s, 2045		6,639,599	5,939,785
FRB Ser. 05-AR17, Class A1B2, 0.604s, 2045		2,414,214	2,088,295
FRB Ser. 05-AR19, Class A1C4, 0.594s, 2045		5,539,565	4,849,335
FRB Ser. 05-AR8, Class 2AC3, 0.584s, 2045		3,163,131	2,766,881
FRB Ser. 05-AR1, Class A1B, 0.584s, 2045		4,744,460	4,341,181
FRB Ser. 05-AR6, Class 2A1C, 0.534s, 2045		11,504,541	10,296,564

			632,490,302

Total mortgage-backed securities (cost $2,539,666,854)			$2,504,049,330

36 Diversified Income Trust

CORPORATE BONDS AND NOTES (32.9%)*	Principal amount	Value

Basic materials (3.1%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2023	$4,562,000	$4,299,685

ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	4,427,000	4,792,228

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s, 2025 (France)	1,760,000	1,425,600

ArcelorMittal SA sr. unsec. unsub. notes 7 3/4s, 2039 (France)	1,517,000	1,236,355

ArcelorMittal SA sr. unsec. unsub. notes 5 1/4s, 2017 (France)	500,000	495,000

Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9 3/4s, 2023	1,295,000	1,346,800

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	2,690,000	2,784,150

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10 3/4s, 2023	2,125,000	2,122,344

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	2,000,000	1,885,000

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	3,529,000	3,559,879

Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)	955,000	1,017,075

Cemex Finance, LLC 144A company guaranty sr. notes 6s,
2024 (Mexico)	1,100,000	1,001,000

Cemex SAB de CV 144A company guaranty sr. notes 7 1/4s,
2021 (Mexico)	4,650,000	4,638,375

Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s,
2019 (Mexico)	2,985,000	2,947,688

Cemex SAB de CV 144A company guaranty sr. notes 6 1/8s,
2025 (Mexico)	800,000	728,000

Cemex SAB de CV 144A company guaranty sr. notes 5 7/8s,
2019 (Mexico)	200,000	195,000

Cemex SAB de CV 144A company guaranty sr. notes 5.7s,
2025 (Mexico)	2,190,000	1,960,050

Chemours Co. (The) 144A sr. unsec. notes 7s, 2025	1,305,000	858,038

Chemours Co. (The) 144A sr. unsec. notes 6 5/8s, 2023	2,098,000	1,410,905

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4 7/8s, 2024	4,447,000	4,152,386

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7 7/8s, 2019 (Luxembourg)	4,935,000	4,675,913

CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	3,170,000	3,154,150

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	956,000	839,272

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7 1/4s, 2022 (Canada)	1,725,000	1,069,500

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	3,676,000	2,389,400

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	5,720,000	5,948,800

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	2,762,000	3,121,060

HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021	4,385,000	4,406,925

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	6,464,000	5,155,040

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	960,000	834,144

Diversified Income Trust 37

CORPORATE BONDS AND NOTES (32.9%)* cont.	Principal amount	Value

Basic materials cont.
Huntsman International, LLC 144A company guaranty sr. unsec.
unsub. notes 5 1/8s, 2022	$2,993,000	$2,566,498

INEOS Group Holdings SA 144A company guaranty sr. unsec.
notes 6 1/8s, 2018 (Luxembourg)	1,880,000	1,757,800

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	2,472,000	2,598,690

JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	2,467,000	1,677,560

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	2,634,000	2,732,775

Mercer International, Inc. company guaranty sr. unsec. notes
7 3/4s, 2022 (Canada)	3,146,000	3,177,460

Momentive Performance Materials, Inc. company guaranty sr.
notes 3.88s, 2021	5,118,000	3,940,860

Momentive Performance Materials, Inc. escrow company
guaranty sr. notes 8 7/8s, 2020 F	5,118,000	51

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	2,813,000	2,306,660

Norbord, Inc. 144A company guaranty sr. notes 6 1/4s,
2023 (Canada)	3,750,000	3,712,500

NOVA Chemicals Corp. 144A sr. unsec. notes 5s, 2025 (Canada)	880,000	827,200

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	5,916,000	5,695,333

Pactiv, LLC sr. unsec. unsub. notes 7.95s, 2025	2,090,000	1,980,275

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	6,025,000	6,175,625

Platform Specialty Products Corp. 144A sr. unsec. notes
6 1/2s, 2022	2,185,000	1,879,100

PQ Corp. 144A sr. notes 8 3/4s, 2018	2,391,000	2,405,944

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020	329,000	353,675

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	4,766,000	4,253,655

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6 7/8s, 2033	4,691,000	4,702,728

Sealed Air Corp. 144A sr. unsec. bonds 5 1/2s, 2025	915,000	928,725

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	1,171,000	1,282,245

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	4,264,000	4,248,010

Smurfit Kappa Acquisitions 144A company guaranty sr. notes
4 7/8s, 2018 (Ireland)	985,000	1,012,088

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsub. notes 7 1/2s, 2025 (Ireland)	2,371,000	2,886,693

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	305,000	299,663

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019	1,405,000	1,436,613

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2024	1,985,000	1,819,997

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	1,557,000	1,424,655

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/8s, 2021	585,000	554,288

TMS International Corp. 144A company guaranty sr. unsec.
notes 7 5/8s, 2021	4,808,000	4,471,440

TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020	1,558,000	1,332,090

38 Diversified Income Trust

CORPORATE BONDS AND NOTES (32.9%)* cont.		Principal amount	Value

Basic materials cont.
Univar, Inc. 144A sr. unsec. notes 6 3/4s, 2023		$1,050,000	$973,875

USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021		865,000	899,600

USG Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2025		3,621,000	3,611,948

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
bonds 6s, 2023		1,745,000	1,618,488

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 5/8s, 2024		5,055,000	4,953,900

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 1/8s, 2021		2,467,000	2,436,163

Capital goods (2.3%)			163,384,632
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		8,472,000	8,450,820

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019		6,529,000	7,181,900

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 6 5/8s, 2022		863,000	867,315

Amstead Industries, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2024		2,480,000	2,411,800

Amstead Industries, Inc. 144A company guaranty sr. unsec.
notes 5s, 2022		3,875,000	3,816,875

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)		2,699,000	2,725,990

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/2s, 2022		2,690,000	2,602,575

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/4s, 2024		4,762,000	4,404,850

Berry Plastics Corp. company guaranty notes 5 1/2s, 2022		1,440,000	1,400,400

Berry Plastics Escrow, LLC/Berry Plastics Escrow Corp. 144A
notes 6s, 2022 ##		1,585,000	1,588,963

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		1,165,000	996,075

Bombardier, Inc. 144A sr. unsec. notes 7 1/2s, 2025 (Canada)		1,118,000	838,500

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		3,624,000	3,913,920

Crown Cork & Seal Co., Inc. sr. unsec. bonds 7 3/8s, 2026		2,765,000	3,013,850

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. notes 7 3/4s, 2020 (Luxembourg)		1,928,000	1,947,280

Gates Global, LLC/Gates Global Co. 144A sr. unsec.
notes 6s, 2022		8,649,000	7,005,690

Huntington Ingalls Industries, Inc. 144A company guaranty sr.
unsec. notes 5s, 2021		1,800,000	1,836,000

KION Finance SA 144A sr. unsub. notes 6 3/4s,
2020 (Luxembourg)	EUR	590,000	685,636

KLX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 7/8s, 2022		$2,756,000	2,681,064

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		1,150,000	1,568,017

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		6,123,000	6,505,688

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		4,288,000	3,537,600

Diversified Income Trust 39

CORPORATE BONDS AND NOTES (32.9%)* cont.		Principal amount	Value

Capital goods cont.
Moog, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2022		$2,445,000	$2,445,000

Omega US Sub, LLC 144A sr. unsec. notes 8 3/4s, 2023		3,150,000	2,779,875

Oshkosh Corp. company guaranty sr. sub. unsec. notes
5 3/8s, 2025		1,865,000	1,855,675

Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022		7,965,000	8,084,475

Owens-Brockway Glass Container, Inc. 144A company guaranty
sr. unsec. notes 5 3/8s, 2025		1,670,000	1,603,200

Pittsburgh Glass Works, LLC 144A company guaranty sr.
notes 8s, 2018		6,468,000	6,694,380

Rexam PLC unsec. sub. FRB 6 3/4s, 2067 (United Kingdom)	EUR	560,000	623,397

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019		$395,000	408,825

Schaeffler Holding Finance BV 144A company guaranty sr.
notes 6 7/8s, 2018 (Netherlands) ‡‡		2,120,000	2,194,200

Schaeffler Holding Finance BV 144A company guaranty sr.
notes 6 3/4s, 2022 (Netherlands) ‡‡		950,000	1,023,625

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021		6,894,000	6,669,945

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021		525,000	547,313

TransDigm, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2024		6,195,000	5,822,371

TransDigm, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2020		1,373,000	1,308,641

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 3/4s, 2025		4,645,000	4,255,981

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 1/2s, 2022		2,165,000	2,045,925

118,343,636
Communication services (3.9%)
Altice Financing SA 144A company guaranty sr. notes 6 5/8s,
2023 (Luxembourg)		1,050,000	1,010,625

Altice Finco SA 144A company guaranty sr. unsec. unsub. notes
7 5/8s, 2025 (Luxembourg)		540,000	503,550

Altice SA 144A company guaranty sr. notes 7 3/4s,
2022 (Luxembourg)		9,455,000	8,627,688

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		2,000,000	2,085,000

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018		244,000	244,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		3,189,000	3,204,945

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022		1,609,000	1,508,438

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. bonds 5 1/8s, 2023		7,587,000	6,961,073

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023		3,532,000	3,090,500

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020		380,000	353,636

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021		106,000	93,346

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R		6,459,000	6,831,684

Crown Castle International Corp. sr. unsec. unsub. notes
4 7/8s, 2022 R		1,520,000	1,573,200

40 Diversified Income Trust

CORPORATE BONDS AND NOTES (32.9%)* cont.		Principal amount	Value

Communication services cont.
CSC Holdings, LLC sr. unsec. unsub. bonds 5 1/4s, 2024		$2,656,000	$2,094,920

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		3,060,000	2,715,750

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)		2,536,000	2,345,800

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6 3/4s,
2023 (Jamaica)		5,575,000	5,017,500

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2024		1,875,000	1,592,578

Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021		3,295,000	2,743,088

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024		475,000	396,625

Frontier Communications Corp. 144A sr. unsec. notes 11s, 2025		1,860,000	1,799,550

Frontier Communications Corp. 144A sr. unsec. notes
10 1/2s, 2022		2,090,000	2,037,750

Frontier Communications Corp. 144A sr. unsec. notes
8 7/8s, 2020		1,839,000	1,802,220

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)		1,949,000	1,797,953

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
8 1/8s, 2023 (Luxembourg)		2,819,000	1,832,350

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)		7,136,000	4,709,760

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
6 3/4s, 2018 (Luxembourg)		1,470,000	1,253,175

Level 3 Communications, Inc. sr. unsec. unsub. notes 5 3/4s, 2022		3,105,000	3,046,781

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021		1,720,000	1,768,177

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5 3/8s, 2022		4,399,000	4,278,028

Neptune Finco Corp. 144A sr. unsec. unsub. notes 10 7/8s, 2025		1,765,000	1,782,650

Neptune Finco Corp. 144A sr. unsec. unsub. notes 10 1/8s, 2023		1,375,000	1,390,469

Numericable-SFR 144A sr. bonds 5 5/8s, 2024 (France)	EUR	860,000	953,756

Numericable-SFR SAS 144A sr. bonds 6 1/4s, 2024 (France)		$7,016,000	6,700,280

Numericable-SFR SAS 144A sr. notes 6s, 2022 (France)		6,270,000	6,019,200

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		2,618,000	2,585,275

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		1,375,000	1,533,990

SBA Communications Corp. sr. sub. unsec. notes 4 7/8s, 2022		7,308,000	7,170,975

Sprint Capital Corp. company guaranty 6 7/8s, 2028		5,995,000	4,301,413

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		3,538,000	2,963,075

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018		3,070,000	3,221,351

Sprint Corp. company guaranty sr. unsec. notes 7 7/8s, 2023		10,036,000	8,122,888

Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021		7,645,000	6,259,344

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021		800,000	798,000

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2023		4,263,000	4,209,713

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2025		3,740,000	3,590,400

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2021		4,663,000	4,616,370

Diversified Income Trust 41

CORPORATE BONDS AND NOTES (32.9%)* cont.		Principal amount	Value

Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022		$4,357,000	$4,237,183

T-Mobile USA, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023		3,889,000	3,752,885

Telenet Finance V Luxembourg SCA 144A sr. notes 6 3/4s,
2024 (Luxembourg)	EUR	2,690,000	3,230,082

Telenet Finance V Luxembourg SCA 144A sr. notes 6 1/4s,
2022 (Luxembourg)	EUR	790,000	930,193

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
company guaranty sr. notes 5 5/8s, 2023 (Germany)	EUR	1,989,000	2,333,633

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
company guaranty sr. notes Ser. REGS, 5 3/4s, 2023 (Germany)	EUR	2,174,400	2,539,009

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 5 1/8s, 2023 (Germany)	EUR	1,917,000	2,221,033

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		$8,535,000	8,353,631

Virgin Media Finance PLC 144A company guaranty sr. unsec.
unsub. notes 4 1/2s, 2025 (United Kingdom)	EUR	3,165,000	3,206,077

Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021
(United Kingdom)	GBP	1,944,000	2,970,193

West Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2022		$5,867,000	5,419,641

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		8,658,000	8,722,935

Wind Acquisition Finance SA 144A company guaranty sr. notes
4s, 2020 (Luxembourg)	EUR	2,375,000	2,618,263

Wind Acquisition Finance SA 144A company guaranty sr. unsec.
bonds 7 3/8s, 2021 (Luxembourg)		$3,490,000	3,446,375

Windstream Services, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021		2,760,000	2,139,000

Windstream Services, LLC company guaranty sr. unsec. unsub.
notes 6 3/8s, 2023		3,277,000	2,361,406

Ziggo Bond Finance BV 144A sr. unsec. notes 4 5/8s,
2025 (Netherlands)	EUR	1,025,000	1,030,274

203,050,652
Consumer cyclicals (5.5%)
AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5 7/8s, 2022		$2,740,000	2,753,700

AMC Entertainment, Inc. 144A sr. unsec. notes 5 3/4s, 2025		2,055,000	1,998,488

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10 1/4s, 2022		665,000	678,300

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017		1,696,000	1,645,120

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021		2,336,000	1,378,240

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6 7/8s, 2023		2,343,000	2,378,145

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)		2,839,000	2,803,513

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)		3,785,000	3,652,525

42 Diversified Income Trust

CORPORATE BONDS AND NOTES (32.9%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Building Materials Corp. of America 144A sr. unsec. notes
5 3/8s, 2024		$4,896,000	$4,834,800

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 3/8s, 2024		775,000	776,938

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 1/4s, 2021		945,000	956,813

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022		916,000	897,680

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023		3,261,000	3,114,255

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021		566,000	591,470

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020		1,357,000	1,377,355

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2022		7,827,000	7,856,351

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		2,394,000	1,717,695

Dana Holding Corp. sr. unsec. notes 5 1/2s, 2024		2,155,000	2,074,188

Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023		7,056,000	7,108,920

Eldorado Resorts, Inc. 144A sr. unsec. notes 7s, 2023		3,775,000	3,708,938

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019		2,260,000	2,367,350

Family Tree Escrow, LLC 144A sr. unsec. unsub. notes
5 3/4s, 2023		1,330,000	1,379,875

Family Tree Escrow, LLC 144A sr. unsec. unsub. notes
5 1/4s, 2020		930,000	953,622

FCA US, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021		6,058,000	6,428,750

First Cash Financial Services, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2021 (Mexico)		1,400,000	1,400,000

Garda World Security Corp. 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2021 (Canada)		1,260,000	1,156,050

General Motors Co. sr. unsec. unsub. notes 6 1/4s, 2043		1,000,000	1,063,677

General Motors Co. sr. unsec. unsub. notes 5.2s, 2045		739,000	693,509

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		2,617,000	2,302,960

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 7/8s, 2020		4,821,000	4,881,263

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 3/8s, 2018		885,000	891,638

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		5,388,000	5,522,700

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	4,536,000	3,484,002

Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040 (Mexico)		$900,000	972,090

Grupo Televisa SAB sr. unsec. unsub. notes Ser. EMTN, 7 1/4s,
2043 (Mexico)	MXN	25,900,000	1,268,119

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		$5,340,000	5,424,906

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		2,540,000	2,546,350

iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021		5,904,000	4,960,836

Diversified Income Trust 43

CORPORATE BONDS AND NOTES (32.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019	$5,920,000	$5,091,200

Interactive Data Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2019	889,000	889,000

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021	2,633,000	2,711,990

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019	1,425,000	1,425,000

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65s, 2020	603,000	542,700

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	700,000	560,000

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	6,777,000	6,268,725

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	1,807,000	2,008,029

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	1,325,000	1,392,906

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022	2,567,000	2,666,471

Lamar Media Corp. company guaranty sr. unsec. notes
5 3/8s, 2024	2,250,000	2,272,500

Lender Processing Services, Inc./Black Knight Lending
Solutions, Inc. company guaranty sr. unsec. unsub. notes
5 3/4s, 2023	3,268,000	3,480,420

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	5,759,000	5,590,837

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 1/2s, 2019	1,000,000	1,008,500

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 1/2s, 2019	1,370,000	1,385,070

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	2,330,000	2,388,250

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	1,515,000	1,545,300

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	3,490,000	3,385,300

Media General Financing Sub, Inc. 144A sr. unsec. notes
5 7/8s, 2022	2,505,000	2,486,213

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	2,013,000	2,078,423

MGM Resorts International company guaranty sr. unsec. notes
5 1/4s, 2020	3,473,000	3,420,905

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	3,544,000	3,623,740

Navistar International Corp. sr. notes 8 1/4s, 2021	2,246,000	1,802,415

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	1,317,000	1,303,830

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
notes 8 3/4s, 2021 ‡‡	4,696,000	4,836,880

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
notes 8s, 2021	1,280,000	1,318,400

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5 1/2s, 2021 (Luxembourg)	6,477,000	6,477,000

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	1,903,000	1,998,150

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. notes 5 7/8s, 2025	2,510,000	2,553,925

44 Diversified Income Trust

CORPORATE BONDS AND NOTES (32.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. notes 5 5/8s, 2024	$4,537,000	$4,593,713

Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A
sr. unsec. notes 5 5/8s, 2024	822,000	833,303

Owens Corning company guaranty sr. unsec. notes 9s, 2019	692,000	822,849

Owens Corning company guaranty sr. unsec. unsub.
notes 4.2s, 2024	3,560,000	3,535,877

Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	5,054,000	5,098,223

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	4,243,000	4,253,608

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/8s, 2024	3,010,000	2,949,800

Petco Animal Supplies, Inc. 144A company guaranty sr. unsec.
notes 9 1/4s, 2018	1,933,000	1,964,411

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	2,278,000	2,295,085

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	1,625,000	1,868,750

PulteGroup, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2035	166,000	162,680

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	3,275,000	3,131,719

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	4,114,000	4,042,005

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	350,000	364,000

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	2,820,000	2,971,575

Sabre GLBL, Inc. 144A company guaranty sr. notes 5 3/8s, 2023	3,155,000	3,107,675

Scientific Games Corp. company guaranty sr. unsec. sub. notes
8 1/8s, 2018	1,084,000	1,008,120

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10s, 2022	6,260,000	5,461,850

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6 1/4s, 2020	1,000,000	717,500

Scientific Games International, Inc. 144A company guaranty sr.
notes 7s, 2022	3,145,000	3,097,825

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
6 3/8s, 2021	2,019,000	2,029,095

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021	411,000	401,753

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 5 5/8s, 2024	6,332,000	5,754,205

Sirius XM Radio, Inc. 144A company guaranty sr. unsec.
notes 6s, 2024	4,426,000	4,437,065

Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	2,572,000	2,623,440

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	200,000	207,500

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	6,791,000	6,791,000

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2022	90,000	95,513

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020	215,000	226,825

Diversified Income Trust 45

CORPORATE BONDS AND NOTES (32.9%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Spectrum Brands, Inc. 144A company guaranty sr. unsec. notes
5 3/4s, 2025		$2,045,000	$2,085,900

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021		3,996,000	4,265,730

Standard Pacific Corp. company guaranty sr. unsec. notes
5 7/8s, 2024		1,770,000	1,814,250

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		3,699,000	3,477,060

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 5/8s, 2024		1,170,000	1,118,813

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021		3,766,000	3,747,170

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020		1,617,000	1,657,425

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2019		1,476,000	1,498,140

TEGNA, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2021		5,252,000	5,146,960

Thomas Cook Finance PLC 144A company guaranty sr. unsec.
bonds 6 3/4s, 2021 (United Kingdom)	EUR	7,112,000	8,236,056

Tri Pointe Holdings, Inc. sr. unsec. notes 5 7/8s, 2024		$6,514,000	6,383,720

Tribune Media Co. 144A company guaranty sr. unsec. notes
5 7/8s, 2022		2,895,000	2,808,150

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021		2,084,000	2,167,360

295,766,908
Consumer staples (2.1%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. notes 9 3/4s, 2015	BRL	11,100,000	2,701,854

Ashtead Capital, Inc. 144A company guaranty notes 5 5/8s, 2024		$3,455,000	3,437,725

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022		8,331,000	8,705,895

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023		2,185,000	2,115,146

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A
company guaranty sr. unsec. unsub. notes 5 1/8s, 2022		3,081,000	2,973,165

BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4 5/8s, 2022 (Canada)		1,460,000	1,427,150

BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)		7,210,000	7,318,150

Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2023		1,300,000	1,303,250

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019		4,887,000	4,691,520

CEC Entertainment, Inc. company guaranty sr. unsec.
notes 8s, 2022		1,892,000	1,863,620

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021		6,833,000	6,252,195

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023		470,000	468,825

Constellation Brands, Inc. company guaranty sr. unsec. notes
3 3/4s, 2021		2,850,000	2,828,625

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022		1,349,000	1,473,783

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R		6,545,000	6,283,200

46 Diversified Income Trust

CORPORATE BONDS AND NOTES (32.9%)* cont.	Principal amount	Value

Consumer staples cont.
Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	$1,337,000	$1,330,315

Dean Foods Co. 144A sr. unsec. notes 6 1/2s, 2023	2,870,000	2,916,638

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	5,410,000	3,246,000

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)	1,220,000	1,122,400

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)	680,000	708,900

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	3,515,000	3,646,813

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	1,675,000	1,737,813

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	915,000	937,875

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	6,986,000	7,457,555

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	1,729,000	1,698,743

Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	2,010,000	1,959,750

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 5 3/4s, 2021	4,928,000	4,780,160

Rite Aid Corp. 144A company guaranty sr. unsec. notes
6 1/8s, 2023	3,770,000	3,741,725

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022	4,606,000	4,882,360

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2024	2,683,000	2,568,973

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 1/2s, 2025	2,680,000	2,509,150

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020	920,000	969,450

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023	1,582,000	1,577,056

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	2,372,000	1,909,460

WhiteWave Foods Co. (The) company guaranty sr. unsec.
unsub. notes 5 3/8s, 2022	4,080,000	4,233,000

107,778,239
Energy (4.8%)
Antero Resources Corp. company guaranty sr. unsec. notes
5 1/8s, 2022	2,315,000	1,990,900

Antero Resources Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	2,090,000	1,833,975

Antero Resources Finance Corp. company guaranty sr. unsec.
notes 5 3/8s, 2021	4,494,000	3,954,720

Baytex Energy Corp. 144A company guaranty sr. unsec. notes
5 5/8s, 2024 (Canada)	4,092,000	3,232,680

Baytex Energy Corp. 144A company guaranty sr. unsec. notes
5 1/8s, 2021 (Canada)	407,000	329,670

Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	189,000	118,125

California Resources Corp. company guaranty sr. unsec.
notes 6s, 2024	7,691,000	4,580,952

Diversified Income Trust 47

CORPORATE BONDS AND NOTES (32.9%)* cont.	Principal amount	Value

Energy cont.
California Resources Corp. company guaranty sr. unsec.
notes 5s, 2020	$2,160,000	$1,389,139

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	1,640,000	516,600

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021	260,000	79,144

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	4,084,200	2,287,152

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023	2,510,000	1,636,989

Chesapeake Energy Corp. company guaranty sr. unsec. notes
4 7/8s, 2022	1,572,000	1,025,730

Chesapeake Energy Corp. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021	1,607,000	1,119,878

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	3,280,000	3,222,600

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	4,633,000	4,401,350

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	896,000	853,440

CONSOL Energy, Inc. company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	3,920,000	2,636,200

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2022	2,367,000	1,408,365

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	2,050,000	604,750

Exterran Partners LP/EXLP Finance Corp. company guaranty sr.
unsec. notes 6s, 2022	4,701,000	3,937,088

Exterran Partners LP/EXLP Finance Corp. company guaranty sr.
unsec. notes 6s, 2021	1,011,000	854,295

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	1,777,000	1,559,762

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6 7/8s, 2023	874,000	773,272

FTS International, Inc. 144A company guaranty sr. FRN
7.837s, 2020	1,095,000	810,623

Gazprom OAO Via Gaz Capital SA sr. unsec. notes Ser. REGS,
EMTN, 7.288s, 2037 (Russia)	1,810,000	1,742,125

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. notes 7.288s,
2037 (Russia)	1,280,000	1,232,000

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
9 1/4s, 2019 (Russia)	3,305,000	3,652,025

Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2020	850,000	835,125

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	2,835,000	963,900

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	6,018,000	1,805,400

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	1,625,000	1,708,281

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. notes 5 1/2s, 2022	780,000	760,500

48 Diversified Income Trust

CORPORATE BONDS AND NOTES (32.9%)* cont.	Principal amount	Value

Energy cont.
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec.
notes 5s, 2024	$3,725,000	$3,166,250

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	1,492,000	514,740

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	3,579,000	787,380

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2021	3,185,000	660,888

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2019	2,945,000	809,875

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/4s, 2019	5,945,000	1,515,975

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 6 1/8s, 2020 (Russia)	5,000,000	5,031,560

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	1,700,000	1,517,420

Lukoil International Finance BV 144A company guaranty sr.
unsec. unsub. bonds 6.656s, 2022 (Russia)	2,380,000	2,435,373

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	4,300,000	4,171,000

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026	2,095,000	1,916,925

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	818,000	625,770

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2022	4,889,000	3,873,555

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	2,223,000	711,360

Paragon Offshore PLC 144A company guaranty sr. unsec. notes
6 3/4s, 2022	1,640,000	213,200

Paragon Offshore PLC 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2024	5,795,000	753,350

Pertamina Persero PT 144A sr. unsec. notes 6.45s,
2044 (Indonesia)	3,950,000	3,426,625

Pertamina Persero PT 144A sr. unsec. notes 5 1/4s,
2021 (Indonesia)	10,300,000	10,184,362

Pertamina Persero PT 144A sr. unsec. notes 4 7/8s,
2022 (Indonesia)	720,000	683,978

Pertamina Persero PT 144A sr. unsec. unsub. notes 6s,
2042 (Indonesia)	1,425,000	1,178,982

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s,
2023 (Indonesia)	5,465,000	4,985,982

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)	29,790,000	13,256,550

Petroleos de Venezuela SA company guaranty sr. unsec. notes
Ser. REGS, 8 1/2s, 2017 (Venezuela)	6,250,000	4,203,125

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 3/8s, 2027 (Venezuela)	14,670,000	4,635,720

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s,
2016 (Venezuela)	18,806,000	12,976,140

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	55,904,000	37,595,440

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6s, 2026 (Venezuela)	24,565,000	7,859,572

Diversified Income Trust 49

CORPORATE BONDS AND NOTES (32.9%)* cont.	Principal amount	Value

Energy cont.
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
unsub. notes 9s, 2021 (Venezuela)	$3,810,000	$1,362,075

Petroleos Mexicanos company guaranty sr. unsec. notes 6 1/2s,
2041 (Mexico)	1,000,000	919,800

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6 3/8s, 2045 (Mexico)	1,865,000	1,675,516

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4 7/8s, 2024 (Mexico)	1,665,000	1,611,554

Petroleos Mexicanos company guaranty unsec. unsub. notes
6 5/8s, 2038 (Mexico)	760,000	693,500

Petroleos Mexicanos 144A company guaranty sr. unsec. notes
4 1/2s, 2026 (Mexico)	3,860,000	3,542,233

Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 5 5/8s, 2046 (Mexico)	13,745,000	11,120,502

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. notes 5 5/8s, 2022	1,837,000	1,616,560

Rose Rock Midstream LP/Rose Rock Finance Corp. 144A
company guaranty sr. unsec. notes 5 5/8s, 2023	2,055,000	1,787,850

Sabine Pass Liquefaction, LLC company guaranty sr. notes
5 5/8s, 2023	3,130,000	2,777,875

Sabine Pass Liquefaction, LLC sr. notes 6 1/4s, 2022	3,810,000	3,533,775

Sabine Pass Liquefaction, LLC sr. notes 5 3/4s, 2024	1,640,000	1,459,600

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	1,313,000	1,342,543

Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	705,000	682,088

Samson Investment Co. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020 (In default) †	3,925,000	58,875

SandRidge Energy, Inc. 144A company guaranty notes
8 3/4s, 2020	4,030,000	2,443,188

Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	2,090,000	2,011,625

Seventy Seven Energy, Inc. sr. unsec. notes 6 1/2s, 2022	3,730,000	1,492,000

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	985,000	906,200

Tervita Corp. 144A company guaranty sr. notes 9s, 2018 (Canada) CAD	488,000	270,603

Tervita Corp. 144A sr. notes 8s, 2018 (Canada)	$2,590,000	1,942,500

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	655,000	366,800

Triangle USA Petroleum Corp. 144A sr. unsec. notes 6 3/4s, 2022	1,655,000	695,100

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	5,381,000	4,493,135

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	5,725,000	4,952,125

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6 1/8s, 2022	765,000	778,361

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 4 7/8s, 2023	5,409,000	4,976,280

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	5,215,000	4,484,900

251,545,015
Financials (5.5%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	7,019,000	6,843,525

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2031	7,654,000	8,866,700

50 Diversified Income Trust

CORPORATE BONDS AND NOTES (32.9%)* cont.		Principal amount	Value

Financials cont.
Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020		$3,135,000	$3,605,250

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		5,590,000	6,344,650

American International Group, Inc. jr. sub. FRB 8.175s, 2058		1,221,000	1,614,773

Baggot Securities, Ltd. 144A jr. sub. notes 10.24s, perpetual
maturity (Ireland)	EUR	15,215,000	17,175,327

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9s,
perpetual maturity (Spain)		$600,000	634,500

Banco do Brasil SA/Cayman 144A jr. unsec. sub. FRN 9s,
perpetual maturity (Brazil)		14,000,000	8,260,000

Banco do Brasil SA/Cayman 144A unsec. sub. notes 5 7/8s,
2022 (Brazil)		1,200,000	976,500

Banco Nacional de Costa Rica 144A sr. unsec. notes 4 7/8s,
2018 (Costa Rica)		2,200,000	2,172,500

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6 1/2s,
perpetual maturity		1,685,000	1,718,700

CBRE Services, Inc. company guaranty sr. unsec. notes
5 1/4s, 2025		1,600,000	1,622,090

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023		3,641,000	3,659,762

CIT Group, Inc. sr. unsec. notes 5s, 2023		2,850,000	2,835,750

CIT Group, Inc. sr. unsec. notes 5s, 2022		4,115,000	4,109,856

CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019		1,960,000	1,948,975

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		2,885,000	3,050,888

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		1,710,000	1,774,125

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		2,620,000	1,388,600

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025		1,845,000	1,872,675

CNO Financial Group, Inc. sr. unsec. unsub. notes 4 1/2s, 2020		1,955,000	1,994,100

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)		785,000	910,294

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019		1,939,000	639,870

Credit Acceptance Corp. company guaranty sr. unsec. bonds
6 1/8s, 2021		3,626,000	3,571,610

Credit Suisse Group AG 144A jr. unsec. sub. FRN 7 1/2s,
perpetual maturity (Switzerland)		870,000	906,975

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6 1/4s,
perpetual maturity (Switzerland)		415,000	390,100

DFC Finance Corp. 144A company guaranty sr. notes
10 1/2s, 2020		3,462,000	2,033,925

Dresdner Funding Trust I jr. unsec. sub. notes 8.151s, 2031		3,250,000	4,058,438

Dresdner Funding Trust I 144A bonds 8.151s, 2031		3,659,000	4,569,176

E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022		3,145,000	3,333,700

E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023		3,220,000	3,252,200

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB
6.15s, 2066		1,328,000	610,880

HSBC Capital Funding LP/Jersey bank guaranty jr. unsec. sub.
FRB 5.13s, perpetual maturity (United Kingdom)	EUR	1,092,000	1,226,301

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
notes 8 1/8s, 2019 ‡‡		$2,425,000	2,340,125

Diversified Income Trust 51

CORPORATE BONDS AND NOTES (32.9%)* cont.		Principal amount	Value

Financials cont.
HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021		$3,400,000	$3,247,000

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2022		6,330,000	6,369,563

iStar, Inc. sr. unsec. notes 5s, 2019 R		2,413,000	2,292,350

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097		2,775,000	3,510,949

Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13s, perpetual
maturity (United Kingdom)	GBP	2,415,000	6,320,192

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657s,
perpetual maturity (United Kingdom)		$2,300,000	2,570,250

MetLife Capital Trust X 144A jr. sub. FRB 9 1/4s, 2068		935,000	1,289,131

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		2,405,000	2,522,244

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2020		1,255,000	1,142,050

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021		3,743,000	3,106,690

Ocwen Financial Corp. 144A company guaranty sr. unsec. notes
7 1/8s, 2019		1,840,000	1,646,800

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. notes 6 3/4s, 2019		2,632,000	2,724,120

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2021		2,586,000	2,637,720

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		1,683,000	1,683,000

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		3,210,000	2,889,000

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021		4,740,000	4,503,000

Royal Bank of Scotland Group PLC jr. sub. unsec. FRN Ser. U,
7.64s, perpetual maturity (United Kingdom)		6,765,000	7,120,163

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8s,
perpetual maturity (United Kingdom)		1,955,000	1,969,663

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7 1/2s,
perpetual maturity (United Kingdom)		3,515,000	3,507,302

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.092s,
perpetual maturity (United Kingdom)	EUR	1,150,000	1,355,685

Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s,
2024 (United Kingdom)		$1,495,000	1,506,875

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr.
unsec. unsub. notes 5.298s, 2017 (Russia)		2,500,000	2,462,500

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Russia)		2,100,000	2,110,500

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)		5,010,000	5,075,882

Societe Generale SA 144A jr. unsec. sub. FRB 7 7/8s, perpetual
maturity (France)		2,213,000	2,157,675

Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019		1,630,000	1,593,325

Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021		1,295,000	1,382,413

Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020		6,002,000	6,024,508

Stearns Holdings, Inc. 144A company guaranty sr. notes
9 3/8s, 2020		2,000,000	1,985,000

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018		2,928,000	2,305,800

52 Diversified Income Trust

CORPORATE BONDS AND NOTES (32.9%)* cont.		Principal amount	Value

Financials cont.
UBS AG/Jersey jr. unsec. sub. FRN Ser. EMTN, 7.152s, perpetual
maturity (Jersey)	EUR	2,000,000	$2,469,453

Ukreximbank Via Biz Finance PLC 144A sr. unsec. bonds 9 5/8s,
2022 (Ukraine)		$3,400,000	2,975,000

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		3,620,000	3,543,075

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. notes
5.942s, 2023 (Russia)		2,200,000	2,014,562

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902s, 2020 (Russia)		5,600,000	5,628,000

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.8s, 2025 (Russia)		1,956,000	1,858,200

VTB Bank OJSC 144A jr. unsec. sub. FRN 9 1/2s, perpetual
maturity (Russia)		4,010,000	3,644,088

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)		22,451,000	23,060,320

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6.551s, 2020 (Russia)		5,000,000	5,004,500

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95s, 2022 (Russia)		44,940,000	39,547,155

Walter Investment Management Corp. company guaranty sr.
unsec. unsub. notes 7 7/8s, 2021		2,770,000	2,368,350

291,436,893
Health care (2.6%)
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes
6 1/8s, 2021		2,200,000	2,288,000

Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes
5 1/8s, 2022		2,005,000	1,974,925

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023		3,768,000	3,607,860

Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		1,972,000	1,972,000

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		3,556,000	3,538,220

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2021		2,024,000	2,059,420

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018		966,000	987,735

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6 7/8s, 2022		570,000	582,090

Concordia Healthcare Corp. 144A company guaranty sr. unsec.
notes 7s, 2023 (Canada)		2,557,000	2,237,375

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		2,010,000	2,075,325

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022		4,396,000	3,780,560

DPx Holdings BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)		4,543,000	4,588,430

Endo Finance, LLC 144A company guaranty sr. unsec. notes
5 3/4s, 2022		6,586,000	6,520,140

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5 3/8s, 2023		4,173,000	4,011,296

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. notes 6s, 2025 (Ireland)		875,000	849,844

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. notes 6s, 2023 (Ireland)		2,765,000	2,730,438

Diversified Income Trust 53

CORPORATE BONDS AND NOTES (32.9%)* cont.		Principal amount	Value

Health care cont.
Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2022		$4,717,000	$4,811,340

HCA, Inc. company guaranty sr. notes 5 7/8s, 2022		2,000,000	2,145,000

HCA, Inc. company guaranty sr. unsec. bonds 5 3/8s, 2025		1,065,000	1,054,350

HCA, Inc. sr. notes 6 1/2s, 2020		6,640,000	7,237,600

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		741,000	833,625

Hologic, Inc. 144A sr. unsec. notes 5 1/4s, 2022		881,000	889,810

Jaguar Holding Co. II/Pharmaceutical Product Development,
LLC 144A company guaranty sr. unsec. notes 6 3/8s, 2023		3,165,000	3,077,963

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018		4,119,000	4,324,950

Mallinckrodt International Finance SA/Mallinckrodt CB, LLC
144A company guaranty sr. unsec. unsub. notes 5 1/2s,
2025 (Luxembourg)		2,806,000	2,511,370

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.95s, 2024 R		3,145,000	3,179,202

Priory Group No. 3 PLC 144A company guaranty sr. notes 7s,
2018 (United Kingdom)	GBP	1,830,487	2,824,449

Service Corporation International sr. unsec. notes 7s, 2017		$3,136,000	3,363,360

Service Corporation International sr. unsec. unsub. notes
5 3/8s, 2024		8,318,000	8,661,118

Service Corporation International sr. unsec. unsub. notes
5 3/8s, 2022		3,965,000	4,083,950

Service Corporation International sr. unsec. unsub. notes
4 1/2s, 2020		1,933,000	1,961,995

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6 1/2s, 2023		2,258,000	2,241,065

Teleflex, Inc. company guaranty sr. unsec. notes 5 1/4s, 2024		905,000	909,525

Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021		2,470,000	2,432,950

Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021		1,919,000	1,871,025

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018		1,936,000	2,064,260

Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020		6,097,000	6,432,335

Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020		575,000	580,750

Tenet Healthcare Corp. 144A company guaranty sr. FRN
3.837s, 2020		3,355,000	3,331,934

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020		2,560,000	2,556,800

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2021		2,062,000	1,958,900

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 1/2s, 2023		1,705,000	1,619,750

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
6 1/8s, 2025		3,185,000	3,033,713

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
5 7/8s, 2023		3,557,000	3,396,935

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
5 3/8s, 2020		3,403,000	3,300,910

WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020		4,906,000	5,102,240

			135,596,832

54 Diversified Income Trust

CORPORATE BONDS AND NOTES (32.9%)* cont.		Principal amount	Value

Technology (1.3%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020		$2,900,000	$3,026,875

Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020		3,518,000	3,702,695

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021		1,786,000	826,025

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019		7,236,000	5,734,530

CommScope Technologies Finance, LLC 144A sr. unsec.
notes 6s, 2025		1,660,000	1,592,571

First Data Corp. company guaranty sr. unsec. notes 11 1/4s, 2021		2,756,000	3,010,930

First Data Corp. company guaranty sr. unsec. sub. notes
11 3/4s, 2021		2,529,000	2,807,190

First Data Corp. 144A company guaranty notes 8 1/4s, 2021		3,347,000	3,472,513

First Data Corp. 144A sr. notes 5 3/8s, 2023		3,205,000	3,172,950

Freescale Semiconductor, Inc. 144A company guaranty sr.
notes 5s, 2021		2,380,000	2,415,700

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022		2,336,000	2,441,120

Infor US, Inc. 144A sr. notes 5 3/4s, 2020		1,127,000	1,121,365

Infor US, Inc. 144A sr. unsec. notes 6 1/2s, 2022		6,925,000	6,353,688

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023 R		3,445,000	3,445,000

Iron Mountain, Inc. 144A company guaranty sr. unsec.
notes 6s, 2020 R		1,380,000	1,393,386

Micron Technology, Inc. sr. unsec. bonds 5 7/8s, 2022		3,529,000	3,480,476

Micron Technology, Inc. 144A sr. unsec. notes 5 1/4s, 2023		3,965,000	3,647,007

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)		2,830,000	2,745,100

SunGard Data Systems, Inc. company guaranty sr. unsec. notes
7 3/8s, 2018		1,000,000	1,020,000

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019		2,065,000	1,755,250

Techem Energy Metering Service GmbH 144A sr. sub. bonds
7 7/8s, 2020 (Germany)	EUR	1,550,000	1,858,472

Trionista TopCo GmbH 144A company guaranty sr. unsec. sub.
notes 6 7/8s, 2021 (Germany)	EUR	3,425,000	3,960,391

Zebra Technologies Corp. 144A sr. unsec. unsub. notes
7 1/4s, 2022		$5,022,000	5,348,430

68,331,664
Transportation (0.2%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023		4,120,000	3,738,900

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023		6,480,000	6,415,200

10,154,100
Utilities and power (1.6%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020		5,679,000	6,417,270

AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025		8,405,000	7,438,425

AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021		1,960,000	2,033,500

AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023		965,000	844,375

Calpine Corp. sr. unsec. notes 5 3/4s, 2025		8,468,000	7,917,580

Calpine Corp. 144A company guaranty sr. notes 6s, 2022		4,105,000	4,279,463

Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024		510,000	528,488

Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec.
unsub. notes 6 7/8s, 2019 (Brazil)		3,625,000	3,190,000

Diversified Income Trust 55

CORPORATE BONDS AND NOTES (32.9%)* cont.	Principal amount	Value

Utilities and power cont.
Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec.
unsub. notes 5 3/4s, 2021 (Brazil)	$500,000	$375,000

Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	2,495,000	2,480,140

Dynegy, Inc. company guaranty sr. unsec. notes 7 3/8s, 2022	385,000	388,369

Dynegy, Inc. company guaranty sr. unsec. notes 6 3/4s, 2019	8,464,000	8,485,160

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7 5/8s, 2024	260,000	262,600

El Paso Natural Gas Co., LLC sr. unsec. debs. 8 5/8s, 2022	2,976,000	3,535,646

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022 (In default) †	2,773,024	2,953,271

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	2,415,000	2,402,925

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 6 3/8s, 2023	1,530,000	1,129,324

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022	1,185,000	948,000

EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec.
notes 9 3/8s, 2020	2,584,000	2,222,240

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	2,237,000	2,080,410

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	530,000	490,250

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	6,375,000	6,462,656

NRG Energy, Inc. company guaranty sr. unsec. notes 6 1/4s, 2022	2,165,000	1,970,150

NRG Yield Operating, LLC company guaranty sr. unsec. notes
5 3/8s, 2024	2,691,000	2,361,353

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	499,000	514,918

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	4,233,000	4,337,851

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	1,140,000	1,102,950

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5s, 2022	1,655,000	1,615,859

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	550,000	508,450

Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	3,692,000	3,544,320

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	1,440,000	558,000

		83,378,943

Total corporate bonds and notes (cost $1,924,719,654)		$1,728,767,514

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (10.2%)*	Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 8.28s, 2033
(Argentina) (In default) †	$9,835,297	$9,761,532

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)	27,152,000	27,355,640

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)	24,952,000	25,675,608

Argentina (Republic of) sr. unsec. unsub. notes Ser. 1, 8 3/4s,
2017 (Argentina) (In default) †	2,390,000	2,407,925

Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s,
2033 (Argentina)	61,033,518	52,488,826

56 Diversified Income Trust

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (10.2%)* cont.		Principal amount	Value

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina) (In default) †		$64,852,670	$65,339,065

Bahamas (Commonwealth of) 144A sr. unsec. notes 5 3/4s,
2024 (Bahamas)		1,050,000	1,126,992

Banco Nacional de Desenvolvimento Economico e Social 144A
sr. unsec. notes 5 3/4s, 2023 (Brazil)		5,000,000	4,112,500

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		3,755,000	3,525,006

Brazil (Federal Republic of) unsec. notes 10s, 2017
(Brazil) (units)	BRL	7,250	1,767,084

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)		$9,195,000	8,919,150

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.95s,
2021 (Argentina)		25,964,186	24,406,335

Costa Rica (Republic of) 144A unsec. notes 7s, 2044
(Costa Rica)		1,500,000	1,340,625

Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		10,550,000	11,077,500

Egypt (Government of) 144A sr. unsec. notes 5 7/8s,
2025 (Egypt)		2,710,000	2,554,175

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		1,276,000	1,266,430

Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		5,289,897	4,390,615

Hellenic (Republic of) sr. unsec. bonds 4 3/4s, 2019 (Greece)	EUR	45,887,000	44,470,040

Hellenic (Republic of) sr. unsec. notes 3 3/8s, 2017 (Greece)	EUR	74,381,000	73,247,750

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2038 (Greece) ††	EUR	6,263,617	3,943,216

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2037 (Greece) ††	EUR	1,076,201	680,918

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2036 (Greece) ††	EUR	8,897,079	5,711,644

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2035 (Greece) ††	EUR	4,995,875	3,235,608

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2034 (Greece) ††	EUR	3,198,892	2,097,696

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2033 (Greece) ††	EUR	4,401,499	2,925,463

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2032 (Greece) ††	EUR	3,712,854	2,511,607

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2031 (Greece) ††	EUR	3,974,871	2,741,394

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2030 (Greece) ††	EUR	11,482,191	8,048,253

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2029 (Greece) ††	EUR	7,498,966	5,354,986

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2028 (Greece) ††	EUR	17,548,392	12,734,783

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2027 (Greece) ††	EUR	12,166,577	8,979,450

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2026 (Greece) ††	EUR	17,850,352	13,415,265

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2025 (Greece) ††	EUR	31,336,779	24,197,602

Diversified Income Trust 57

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (10.2%)* cont.		Principal amount	Value

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2024 (Greece) ††	EUR	21,683,486	$16,875,581

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2023 (Greece) ††	EUR	17,939,294	14,168,060

Indonesia (Republic of) 144A sr. unsec. notes 5 1/8s,
2045 (Indonesia)		$6,310,000	5,655,338

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		5,860,000	5,332,600

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 5/8s,
2037 (Indonesia)		3,255,000	3,414,072

Kenya (Republic of) 144A sr. unsec. notes 6 7/8s, 2024 (Kenya)		3,400,000	3,068,500

Russia (Federation of) 144A sr. notes 5 5/8s, 2042 (Russia)		6,400,000	5,856,000

Russia (Federation of) 144A sr. unsec. notes 4 1/2s, 2022 (Russia)		1,925,000	1,925,000

Turkey (Republic of) sr. unsec. unsub. bonds 4 1/4s,
2026 (Turkey)		3,000,000	2,737,500

Ukraine (Government of) 144A sr. unsec. notes 9 1/4s, 2017
(Ukraine) (In default) †		5,035,000	3,980,822

United Mexican States sr. unsec. unsub. notes Ser. MTN, 4 3/4s,
2044 (Mexico)		150,000	134,547

Venezuela (Bolivarian Republic of) sr. unsec. bonds 9 1/4s,
2028 (Venezuela)		4,300,000	1,485,650

Venezuela (Bolivarian Republic of) sr. unsec. bonds 7s,
2038 (Venezuela)		2,900,000	946,850

Venezuela (Bolivarian Republic of) sr. unsec. unsub. bonds
9 1/4s, 2027 (Venezuela)		9,105,000	3,596,475

Venezuela (Bolivarian Republic of) unsec. bonds 5 3/4s,
2016 (Venezuela)		2,000,000	1,700,000

Venezuela (Bolivarian Republic of) 144A sr. unsec. unsub. bonds
13 5/8s, 2018 (Venezuela)		4,935,000	2,516,850

Vietnam (Republic of) 144A sr. unsec. bonds 4.8s,
2024 (Vietnam)		600,000	567,116

Total foreign government and agency bonds and notes (cost $585,589,207)			$535,771,644

SENIOR LOANS (2.2%)* [c]		Principal amount	Value

Basic materials (—%)
Atkore International, Inc. bank term loan FRN 4 1/2s, 2021		$1,142,109	$1,087,858

Ineos US Finance, LLC bank term loan FRN 3 3/4s, 2018		558,045	540,467

1,628,325
Capital goods (0.1%)
ADS Waste Holdings, Inc. bank term loan FRN Ser. B,
3 3/4s, 2019		1,898,891	1,873,730

Gates Global, LLC/Gates Global Co. bank term loan FRN
4 1/4s, 2021		1,477,297	1,398,816

TransDigm, Inc. bank term loan FRN Ser. E, 3 1/2s, 2022		786,240	774,118

4,046,664
Communication services (0.2%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021		4,695,000	4,224,326

Asurion, LLC bank term loan FRN Ser. B1, 5s, 2019		867,941	825,358

Asurion, LLC bank term loan FRN Ser. B4, 5s, 2022		1,027,425	971,880

Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4s, 2020		1,360,000	1,349,517

Level 3 Financing, Inc. bank term loan FRN Ser. B2, 3 1/2s, 2022		3,105,000	3,081,067

			10,452,148

58 Diversified Income Trust

SENIOR LOANS (2.2%)* [c] cont.	Principal amount	Value

Consumer cyclicals (1.2%)
Academy, Ltd. bank term loan FRN Ser. B, 5s, 2022	$4,647,538	$4,619,137

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11s, 2017	10,444,111	9,718,622

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 11 1/2s, 2017	1,258,675	1,136,741

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	4,438,813	3,872,864

CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	2,062,074	2,038,016

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	5,102,581	3,301,793

iHeartCommunications, Inc. bank term loan FRN Ser. D,
6.948s, 2019	3,744,000	3,095,820

JC Penney Corp., Inc. bank term loan FRN 5s, 2019	9,197,956	9,161,817

Jeld-Wen, Inc. bank term loan FRN Ser. B, 5s, 2022	2,080,000	2,073,067

Navistar, Inc. bank term loan FRN Ser. B, 6 1/2s, 2020	3,225,000	3,140,344

Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	7,696,527	7,525,102

ROC Finance, LLC bank term loan FRN 5s, 2019	7,165,542	6,789,352

Talbots, Inc. (The) bank term loan FRN 9 1/2s, 2021	2,090,000	2,048,200

Talbots, Inc. (The) bank term loan FRN 5 1/2s, 2020	2,323,207	2,274,808

Univision Communications, Inc. bank term loan FRN 4s, 2020	1,241,927	1,229,853

62,025,536
Consumer staples (0.2%)
CEC Entertainment, Inc. bank term loan FRN Ser. B, 4s, 2021	2,364,000	2,291,111

Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	1,435,000	1,274,758

Libbey Glass, Inc. bank term loan FRN Ser. B, 3 3/4s, 2021	1,481,250	1,471,992

Restaurant Brands International, Inc. bank term loan FRN Ser. B,
3 3/4s, 2021 (Canada)	3,172,501	3,163,437

Revlon Consumer Products Corp. bank term loan FRN
Ser. B, 4s, 2019	2,975,456	2,970,249

11,171,547
Energy (—%)
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	2,311,000	647,080

647,080
Health care (0.2%)
Grifols Worldwide Operations USA, Inc. bank term loan FRN
3.198s, 2021	3,940,000	3,935,485

MPH Acquisition Holdings, LLC bank term loan FRN Ser. B,
3 3/4s, 2021	2,347,477	2,315,786

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4 3/4s, 2021	1,417,063	1,395,807

Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s,
2021 (Netherlands)	2,565,891	2,521,630

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 3 3/4s, 2020	1,064,623	1,047,767

11,216,475
Technology (0.3%)
Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018	2,165,986	1,765,279

Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020	5,439,732	4,202,193

Dell International, LLC bank term loan FRN Ser. B2, 4s, 2020	4,104,087	4,089,723

First Data Corp. bank term loan FRN 4.2s, 2021	61,131	61,044

First Data Corp. bank term loan FRN Ser. B, 3.7s, 2018	824,435	816,834

Freescale Semiconductor, Inc. bank term loan FRN Ser. B5, 5s, 2021	3,645,600	3,644,587

		14,579,660

Diversified Income Trust 59

SENIOR LOANS (2.2%)* [c] cont.	Principal amount	Value

Utilities and power (—%)
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.683s, 2017	$3,098,000	$1,192,730

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.683s, 2017	31,795	12,241

		1,204,971

Total senior loans (cost $126,951,757)		$116,972,406

PURCHASED SWAP OPTIONS OUTSTANDING (1.2%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(1.548)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.548	$1,810,843,500	$72,434

Barclays Bank PLC
2.055/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.055	359,610,400	3,189,744

Citibank, N.A.
2.12/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.12	359,610,400	4,606,609

(2.087)/3 month USD-LIBOR-BBA/May-18	May-16/2.087	752,362,500	270,851

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	89,988,900	5,705,296

2.07125/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.07125	539,415,600	5,140,631

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	89,988,900	3,332,649

(2.42875)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.42875	539,415,600	113,277

Goldman Sachs International
2.155/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.155	719,220,800	9,738,249

2.0775/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.0775	719,220,800	8,947,107

0.90/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.90	1,894,798,500	5,210,696

1.992/3 month USD-LIBOR-BBA/Oct-25	Oct-15/1.992	719,220,800	4,322,517

(2.82)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/2.82	78,040,450	1,550,664

(2.234)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.234	719,220,800	1,215,483

(2.5025)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.5025	719,220,800	697,644

(2.18625)/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.18625	752,362,500	210,662

(2.49)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.49	719,220,800	719

JPMorgan Chase Bank N.A.
2.0775/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.0775	719,220,800	7,235,361

0.98/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.98	915,728,800	3,452,298

Total purchased swap options outstanding (cost $67,556,325)			$65,012,891

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/$100.98	$183,000,000	$1,534,638

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.86	182,000,000	1,415,414

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.66	183,000,000	1,273,680

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.50	183,000,000	1,154,364

60 Diversified Income Trust

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)* cont.	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Nov-15/$101.25	$183,000,000	$1,205,055

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Nov-15/101.13	182,000,000	1,083,446

Total purchased options outstanding (cost $14,951,563)			$7,666,597

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

iStar, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$910,000	$1,039,106

Navistar International Corp. cv. sr. unsec. sub. bonds
4 1/2s, 2018	1,129,000	826,287

Total convertible bonds and notes (cost $1,837,201)		$1,865,393

SHORT-TERM INVESTMENTS (7.6%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.13% L	Shares	100,822,655	$100,822,655

U.S. Treasury Bills 0.06%, February 18, 2016 Δ §		$30,281,000	30,278,260

U.S. Treasury Bills 0.16%, February 11, 2016 Δ §		25,686,000	25,683,637

U.S. Treasury Bills 0.03%, February 4, 2016 # Δ §		24,760,000	24,758,366

U.S. Treasury Bills 0.10%, January 14, 2016 Δ §		1,170,000	1,169,974

U.S. Treasury Bills 0.04%, October 22, 2015 # Δ §		65,091,000	65,089,682

U.S. Treasury Bills 0.02%, October 15, 2015 # Δ §		46,710,000	46,709,602

U.S. Treasury Bills 0.02%, October 8, 2015 # Δ §		75,134,000	75,133,710

U.S. Treasury Bills 0.01%, October 1, 2015 Δ		28,423,000	28,423,000

Total short-term investments (cost $398,051,499)			$398,068,886

TOTAL INVESTMENTS

Total investments (cost $9,822,587,491)			$9,538,844,121

Key to holding’s currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
USD/$	United States Dollar
ZAR	South African Rand

Diversified Income Trust 61

Key to holding’s abbreviations
bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2014 through September 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $5,253,716,684.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $3,234,917,089 to cover certain derivative contracts and delayed delivery securities.

62 Diversified Income Trust

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	88.4%	Canada	0.8%

Greece	2.6	United Kingdom	0.6

Argentina	2.3	Luxembourg	0.5

Russia	1.2	Other	2.6

Venezuela	1.0	Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $2,527,055,690)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/21/15	$1,951,637	$2,859,503	$(907,866)

	British Pound	Buy	12/16/15	2,621,990	2,654,110	(32,120)

	Canadian Dollar	Sell	10/21/15	3,830,177	3,569,112	(261,065)

	Euro	Sell	12/16/15	24,952,853	25,269,965	317,112

	Mexican Peso	Buy	10/21/15	27,175,374	29,151,959	(1,976,585)

	New Taiwan Dollar	Sell	11/18/15	27,855,863	27,968,230	112,367

	New Zealand Dollar	Buy	10/21/15	15,077,507	14,296,438	781,069

	Norwegian Krone	Buy	12/16/15	2,097,056	2,166,354	(69,298)

	Swedish Krona	Sell	12/16/15	29,972,447	29,811,196	(161,251)

Barclays Bank PLC
	Australian Dollar	Buy	10/21/15	54,915,556	57,182,256	(2,266,700)

	Australian Dollar	Sell	10/21/15	54,915,556	57,032,635	2,117,079

	British Pound	Buy	12/16/15	2,118,250	2,144,024	(25,774)

	Canadian Dollar	Buy	10/21/15	68,701,551	69,895,662	(1,194,111)

	Canadian Dollar	Sell	10/21/15	68,701,551	70,429,133	1,727,582

	Euro	Sell	12/16/15	26,153,013	26,109,839	(43,174)

	Japanese Yen	Buy	11/18/15	2,171,931	1,475,445	696,486

	Mexican Peso	Buy	10/21/15	25,894,347	27,853,147	(1,958,800)

	New Zealand Dollar	Buy	10/21/15	62,335,765	63,818,459	(1,482,694)

	New Zealand Dollar	Sell	10/21/15	62,335,765	65,323,180	2,987,415

	Norwegian Krone	Sell	12/16/15	28,436,129	29,356,285	920,156

	Singapore Dollar	Sell	11/18/15	1,847,822	2,448,459	600,637

	Swedish Krona	Sell	12/16/15	15,695,287	15,621,874	(73,413)

	Swiss Franc	Buy	12/16/15	9,687,175	9,705,347	(18,172)

Diversified Income Trust 63

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $2,527,055,690) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.
	Australian Dollar	Buy	10/21/15	$10,907,539	$11,853,824	$(946,285)

	Australian Dollar	Sell	10/21/15	10,907,539	10,893,307	(14,232)

	Brazilian Real	Buy	10/2/15	1,245,428	1,274,358	(28,930)

	Brazilian Real	Sell	10/2/15	1,245,428	1,560,525	315,097

	Brazilian Real	Sell	1/5/16	1,206,124	1,235,456	29,332

	British Pound	Buy	12/16/15	11,813,625	11,956,585	(142,960)

	Canadian Dollar	Sell	10/21/15	14,653,562	14,635,042	(18,520)

	Chilean Peso	Buy	10/21/15	1,197,170	1,275,284	(78,114)

	Chilean Peso	Sell	10/21/15	1,197,170	1,182,324	(14,846)

	Euro	Sell	12/16/15	28,078,953	28,427,259	348,306

	Japanese Yen	Sell	11/18/15	2,618,520	2,532,790	(85,730)

	Mexican Peso	Buy	10/21/15	28,298,715	30,374,904	(2,076,189)

	New Zealand Dollar	Buy	10/21/15	19,878,027	19,813,529	64,498

	New Zealand Dollar	Sell	10/21/15	19,878,027	20,837,961	959,934

	Norwegian Krone	Buy	12/16/15	18,496,112	19,123,990	(627,878)

	Swedish Krona	Sell	12/16/15	30,437,436	30,303,372	(134,064)

	Swiss Franc	Sell	12/16/15	5,594,968	5,603,592	8,624

Credit Suisse International
	Australian Dollar	Buy	10/21/15	27,311,479	29,573,484	(2,262,005)

	Australian Dollar	Sell	10/21/15	27,311,479	28,629,803	1,318,324

	British Pound	Buy	12/16/15	19,234,077	19,467,394	(233,317)

	Canadian Dollar	Sell	10/21/15	13,392,620	13,078,815	(313,805)

	Euro	Sell	12/16/15	27,677,296	28,023,093	345,797

	Japanese Yen	Sell	11/18/15	6,919,711	6,268,308	(651,403)

	New Zealand Dollar	Buy	10/21/15	10,565,037	10,016,704	548,333

	Norwegian Krone	Sell	12/16/15	16,025,477	16,561,851	536,374

	Singapore Dollar	Sell	11/18/15	1,392,268	1,969,646	577,378

	Swedish Krona	Sell	12/16/15	542,978	540,485	(2,493)

	Swiss Franc	Sell	12/16/15	4,283,576	4,290,307	6,731

Deutsche Bank AG
	Australian Dollar	Buy	10/21/15	9,164,291	9,154,283	10,008

	Australian Dollar	Sell	10/21/15	9,164,291	9,952,805	788,514

	British Pound	Buy	12/16/15	2,397,265	2,426,299	(29,034)

	Canadian Dollar	Buy	10/21/15	6,149,533	6,119,532	30,001

	Canadian Dollar	Sell	10/21/15	6,149,533	6,528,504	378,971

	Euro	Sell	12/16/15	27,373,648	27,713,939	340,291

	Japanese Yen	Sell	11/18/15	20,831,437	19,860,496	(970,941)

	New Zealand Dollar	Buy	10/21/15	361,531	360,350	1,181

	New Zealand Dollar	Sell	10/21/15	361,531	378,984	17,453

	Norwegian Krone	Sell	12/16/15	11,041,817	11,414,018	372,201

	Polish Zloty	Sell	12/16/15	15,947,561	15,953,453	5,892

	Swedish Krona	Sell	12/16/15	1,664	1,657	(7)

	Swiss Franc	Sell	12/16/15	2,763,017	2,768,842	5,825

64 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $2,527,055,690) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International
	Australian Dollar	Buy	10/21/15	$9,508,355	$10,387,226	$(878,871)

	British Pound	Buy	12/16/15	16,002,185	16,196,838	(194,653)

	Canadian Dollar	Sell	10/21/15	11,490,981	12,902,498	1,411,517

	Euro	Sell	12/16/15	24,364,018	24,669,290	305,272

	Japanese Yen	Sell	11/18/15	13,808,785	14,189,137	380,352

	New Zealand Dollar	Buy	10/21/15	974,021	970,804	3,217

	New Zealand Dollar	Sell	10/21/15	974,021	1,021,182	47,161

	Norwegian Krone	Sell	12/16/15	11,885,359	12,285,204	399,845

	South African Rand	Buy	10/21/15	655,602	709,532	(53,930)

	Swedish Krona	Buy	12/16/15	9,826,384	9,682,996	143,388

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/21/15	452,816	452,275	541

	Australian Dollar	Sell	10/21/15	452,816	491,822	39,006

	British Pound	Sell	12/16/15	20,998,000	21,252,659	254,659

	Canadian Dollar	Sell	10/21/15	8,578,731	10,469,497	1,890,766

	Euro	Sell	12/16/15	30,000,305	30,373,249	372,944

	Japanese Yen	Sell	11/18/15	1,704,271	1,648,759	(55,512)

	New Zealand Dollar	Buy	10/21/15	13,356,611	14,004,358	(647,747)

	New Zealand Dollar	Sell	10/21/15	13,356,611	13,311,013	(45,598)

	Swedish Krona	Buy	12/16/15	1,467,965	1,462,067	5,898

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/21/15	27,619,573	29,992,093	(2,372,520)

	Australian Dollar	Sell	10/21/15	27,619,573	28,738,797	1,119,224

	British Pound	Sell	12/16/15	1,642,940	1,663,575	20,635

	Canadian Dollar	Sell	10/21/15	16,327,649	16,295,475	(32,174)

	Euro	Sell	12/16/15	29,473,340	29,578,187	104,847

	Japanese Yen	Sell	11/18/15	14,278,316	15,545,923	1,267,607

	Mexican Peso	Buy	10/21/15	27,805,011	29,762,854	(1,957,843)

	Mexican Peso	Sell	10/21/15	27,805,011	27,947,266	142,255

	New Taiwan Dollar	Sell	11/18/15	27,740,251	28,700,739	960,488

	New Zealand Dollar	Buy	10/21/15	42,266,982	43,240,004	(973,022)

	New Zealand Dollar	Sell	10/21/15	41,855,846	43,876,198	2,020,352

	Norwegian Krone	Sell	12/16/15	25,545,654	26,534,891	989,237

	Singapore Dollar	Sell	11/18/15	1,669,824	2,248,179	578,355

	South African Rand	Buy	10/21/15	7,168,716	7,962,221	(793,505)

	South Korean Won	Sell	11/18/15	1,271,952	1,186,893	(85,059)

	Swedish Krona	Sell	12/16/15	24,266,009	24,161,719	(104,290)

	Swiss Franc	Buy	12/16/15	3,640,742	3,649,433	(8,691)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/21/15	40,940,960	43,921,158	(2,980,198)

	Australian Dollar	Sell	10/21/15	40,940,960	42,760,577	1,819,617

	British Pound	Buy	12/16/15	20,264,091	20,327,197	(63,106)

	Canadian Dollar	Sell	10/21/15	14,866,429	16,174,677	1,308,248

Diversified Income Trust 65

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $2,527,055,690) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.
	Euro	Sell	12/16/15	$59,099,735	$59,650,329	$550,594

	Japanese Yen	Sell	11/18/15	27,017,089	27,847,382	830,293

	New Zealand Dollar	Buy	10/21/15	16,566,023	16,178,230	387,793

	Norwegian Krone	Sell	12/16/15	20,129,025	20,747,801	618,776

	Singapore Dollar	Buy	11/18/15	4,373,466	4,129,432	244,034

	South Korean Won	Sell	11/18/15	842,274	1,055,196	212,922

	Swedish Krona	Sell	12/16/15	12,911,912	12,524,157	(387,755)

State Street Bank and Trust Co.
	Australian Dollar	Buy	10/21/15	7,784,178	9,687,739	(1,903,561)

	Brazilian Real	Buy	10/2/15	25,427,368	31,498,268	(6,070,900)

	Brazilian Real	Sell	10/2/15	25,427,368	28,341,196	2,913,828

	Brazilian Real	Buy	1/5/16	5,189,936	5,091,820	98,116

	British Pound	Buy	12/16/15	7,309,300	7,397,859	(88,559)

	Canadian Dollar	Sell	10/21/15	16,729,181	17,763,016	1,033,835

	Chilean Peso	Buy	10/21/15	27,212,545	29,307,709	(2,095,164)

	Chilean Peso	Sell	10/21/15	27,212,545	28,985,231	1,772,686

	Euro	Sell	12/16/15	26,249,568	26,408,160	158,592

	Hungarian Forint	Buy	12/16/15	29,197,949	29,052,357	145,592

	Japanese Yen	Sell	11/18/15	3,623,472	2,925,239	(698,233)

	New Zealand Dollar	Buy	10/21/15	13,270,681	13,230,573	40,108

	New Zealand Dollar	Sell	10/21/15	13,270,681	13,913,638	642,957

	Norwegian Krone	Sell	12/16/15	6,208,042	6,417,550	209,508

	Singapore Dollar	Sell	11/18/15	1,885,217	2,853,796	968,579

	Swedish Krona	Sell	12/16/15	8,923,814	8,887,633	(36,181)

	Swiss Franc	Buy	12/16/15	1,629,928	1,632,582	(2,654)

UBS AG
	Australian Dollar	Buy	10/21/15	27,277,262	28,941,704	(1,664,442)

	Australian Dollar	Sell	10/21/15	27,277,262	28,376,262	1,099,000

	British Pound	Buy	12/16/15	31,272,578	31,650,913	(378,335)

	Canadian Dollar	Sell	10/21/15	14,436,424	15,985,690	1,549,266

	Chilean Peso	Buy	10/21/15	33,962	36,593	(2,631)

	Chilean Peso	Sell	10/21/15	33,962	33,510	(452)

	Euro	Sell	12/16/15	35,378,033	35,822,572	444,539

	Israeli Shekel	Sell	10/21/15	196,488	204,715	8,227

	Japanese Yen	Sell	11/18/15	11,732,270	11,345,545	(386,725)

	New Zealand Dollar	Buy	10/21/15	18,566,032	18,653,766	(87,734)

	New Zealand Dollar	Sell	10/21/15	18,566,032	18,502,301	(63,731)

	Norwegian Krone	Buy	12/16/15	379,551	392,094	(12,543)

	Swedish Krona	Sell	12/16/15	14,658,415	14,587,420	(70,995)

WestPac Banking Corp.
	Australian Dollar	Buy	10/21/15	3,935,386	4,276,408	(341,022)

	Australian Dollar	Sell	10/21/15	3,935,386	3,930,195	(5,191)

	Canadian Dollar	Sell	10/21/15	5,705,442	6,450,462	745,020

66 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $2,527,055,690) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

WestPac Banking Corp. cont.
	Euro	Sell	12/16/15	$25,311,660	$25,626,430	$314,770

	Japanese Yen	Buy	11/18/15	2,157,293	1,141,383	1,015,910

	New Zealand Dollar	Buy	10/21/15	16,140,714	17,371,788	(1,231,074)

	South Korean Won	Buy	11/18/15	28,530,078	28,725,995	(195,917)

	South Korean Won	Sell	11/18/15	28,570,992	28,644,823	73,831

Total						$2,860,881

FUTURES CONTRACTS OUTSTANDING at 9/30/15
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bobl 5 yr (Long)	257	$37,050,892	Dec-15	$128,595

U.S. Treasury Bond 30 yr (Short)	51	8,024,531	Dec-15	(97,146)

U.S. Treasury Bond Ultra
30 yr (Long)	385	61,756,406	Dec-15	414,572

U.S. Treasury Note 10 yr (Short)	1,578	203,142,844	Dec-15	(2,484,953)

Total				$(2,038,932)

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/15 (premiums $115,788,112)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
1.798/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.798	$1,810,843,500	$18,108

1.278/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.278	452,710,875	95,069

Barclays Bank PLC
(2.235)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.235	179,805,200	3,729,160

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/May-18	May-16/2.587	752,362,500	60,189

2.387/3 month USD-LIBOR-BBA/May-18	May-16/2.387	752,362,500	112,854

(2.31)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.31	179,805,200	4,860,135

Credit Suisse International
2.25/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.25	269,707,800	358,711

(2.25)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.25	269,707,800	5,893,115

2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	89,988,900	9,169,059

Goldman Sachs International
2.3225/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.3225	359,610,400	7,192

2.58625/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.58625	1,504,725,000	135,425

(1.885)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/1.885	78,040,450	335,574

2.29/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	359,610,400	1,240,656

2.113/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.113	359,610,400	1,585,882

(0.725)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.725	1,894,798,500	2,179,018

(0.8125)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.8125	1,894,798,500	3,505,377

(2.113)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.113	359,610,400	4,362,074

Diversified Income Trust 67

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/15 (premiums $115,788,112) cont.
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Goldman Sachs International cont.
(2.29)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	$359,610,400	$9,259,968

(2.3225)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.3225	359,610,400	10,248,900

JPMorgan Chase Bank N.A.
(0.83)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.83	915,728,800	1,785,671

(0.905)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.905	915,728,800	2,554,883

(2.2625)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.2625	359,610,400	8,245,866

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	270,610,000	35,115,165

Total			$104,858,051

WRITTEN OPTIONS OUTSTANDING at 9/30/15 (premiums $14,666,406)
	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/$99.98	$183,000,000	$787,266

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.92	183,000,000	724,680

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.86	182,000,000	716,716

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.77	183,000,000	645,075

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.19	183,000,000	380,823

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.03	183,000,000	331,047

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/98.98	183,000,000	345,321

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/98.86	182,000,000	308,854

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Nov-15/100.25	183,000,000	437,187

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Nov-15/100.13	182,000,000	391,846

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Nov-15/99.25	183,000,000	133,773

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Nov-15/99.13	182,000,000	111,202

Total			$5,313,790

68 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/15
Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	$100,503,775	$(2,462,644)	$270,355

2.035/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	100,503,775	(2,553,700)	(106,534)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	182,949,800	(1,209,664)	(362,424)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	365,900,300	(2,570,450)	(874,868)

(3.035)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	100,503,775	(2,674,204)	(1,189,864)

(3.117)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	100,503,775	(2,814,106)	(1,504,240)

2.655/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	440,206,400	2,916,367	2,270,585

2.56/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	440,206,400	2,814,105	2,073,812

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	365,900,300	1,120,387	(230,517)

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	731,800,700	2,341,762	(347,605)

(1.56)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	440,206,400	2,534,403	(1,386,650)

(1.655)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	440,206,400	2,509,176	(1,914,898)

Total			$(48,568)	$(3,302,848)

TBA SALE COMMITMENTS OUTSTANDING at 9/30/15 (proceeds receivable $2,047,282,266)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4 1/2s,
October 1, 2045	$19,000,000	10/14/15	$20,597,188

Federal National Mortgage Association, 4s,
October 1, 2045	1,000,000	10/14/15	1,066,563

Federal National Mortgage Association, 3 1/2s,
October 1, 2045	433,000,000	10/14/15	451,605,490

Federal National Mortgage Association, 3s,
October 1, 2045	1,556,000,000	10/14/15	1,576,665,547

Total			$2,049,934,788

Diversified Income Trust 69

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG
BRL	495,431,100	$—	1/2/17	Brazil Cetip	0.00%	$(3,712,515)
				Interbank Deposit
				Rate Over

ILS	23,128,000	—	6/26/25	2.39%	3 month	(269,267)
					TELBOR03

ILS	23,128,000	—	6/29/25	2.404%	3 month	(274,977)
					TELBOR03

ILS	69,384,000	—	7/1/25	2.4517%	3 month	(895,137)
					TELBOR03

ILS	92,512,000	—	7/2/25	2.45625%	3 month	(1,201,643)
					TELBOR03

PLN	167,112,000	—	3/17/24	4.1072%	6 month PLN-	(6,739,792)
					WIBOR-WIBO

PLN	83,320,000	—	3/18/24	4.12875%	6 month PLN-	(3,397,871)
					WIBOR-WIBO

PLN	76,955,000	—	3/27/24	4.045%	6 month PLN-	(3,058,409)
					WIBOR-WIBO

PLN	24,863,000	—	6/26/25	6 month PLN-	2.89%	261,533
				WIBOR-WIBO

PLN	24,863,000	—	6/29/25	6 month PLN-	2.88%	254,940
				WIBOR-WIBO

PLN	74,589,000	—	6/30/25	6 month PLN-	2.87%	746,511
				WIBOR-WIBO

PLN	74,589,000	—	7/1/25	6 month PLN-	3.0266%	1,023,357
				WIBOR-WIBO

PLN	74,589,000	—	7/2/25	6 month PLN-	3.00%	975,452
				WIBOR-WIBO

ZAR	320,233,000	—	1/26/25	3 month ZAR-	7.09%	(1,852,039)
				JIBAR-SAFEX

ZAR	213,493,000	—	1/23/25	3 month ZAR-	7.08%	(1,236,376)
				JIBAR-SAFEX

ZAR	510,774,000	—	8/25/25	8.3575%	3 month ZAR-	(24,030)
					JIBAR-SAFEX

Goldman Sachs International
KRW	32,815,000,000	—	11/6/19	3 month KRW-CD-	2.17%	634,126
				KSDA-BLOOMBERG

JPMorgan Chase Bank N.A.
BRL	500,419,005	—	1/2/17	Brazil Cetip	0.00%	(4,456,121)
				Interbank Deposit
				Rate Over

BRL	223,605,944	—	1/2/17	Brazil Cetip	0.00%	(1,209,824)
				Interbank Deposit
				Rate Over

PLN	84,511,000	—	3/12/25	2.42%	6 month PLN-	(235,322)
					WIBOR-WIBO

PLN	485,538,000	—	8/20/17	6 month PLN-	1.71%	150,614
				WIBOR-WIBO

70 Diversified Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank N.A. cont.
PLN	24,984,000	$—	8/21/17	6 month PLN-	1.71%	$7,787
				WIBOR-WIBO

ZAR	221,498,000	—	1/22/25	3 month ZAR-	7.14%	(1,217,184)
				JIBAR-SAFEX

ZAR	664,494,000	—	1/23/25	3 month ZAR-	7.0633%	(3,902,086)
				JIBAR-SAFEX

ZAR	411,321,000	—	3/10/25	3 month ZAR-	7.91%	(827,136)
				JIBAR-SAFEX

ZAR	529,500,000	—	8/21/25	8.28%	3 month ZAR-	167,605
					JIBAR-SAFEX

ZAR	4,021,044,000	—	8/18/17	7.06%	3 month ZAR-	(137,431)
					JIBAR-SAFEX

ZAR	790,765,000	—	8/24/25	8.44%	3 month ZAR-	(365,674)
					JIBAR-SAFEX

ZAR	1,005,261,000	—	9/9/17	3 month ZAR-	7.185%	139,414
				JIBAR-SAFEX

Total		$—				$(30,651,495)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$182,088,000	$(948,169)	9/30/25	3 month USD-	2.1575%	$1,545,137
				LIBOR-BBA

	182,088,000	2,493,296	9/30/25	2.3975%	3 month USD-	(4,067,432)
					LIBOR-BBA

	182,088,000	(1,603,685)	9/30/25	3 month USD-	2.2775%	2,923,421
				LIBOR-BBA

	7,088,606,000 E	36,981,054	12/16/17	1.25%	3 month USD-	(17,416,910)
					LIBOR-BBA

	51,251,000 E	1,087,847	12/16/25	2.35%	3 month USD-	(262,360)
					LIBOR-BBA

	269,707,800	2,235,016	9/29/25	2.235%	3 month USD-	(3,421,850)
					LIBOR-BBA

	89,902,600	1,794,995	9/29/45	2.703%	3 month USD-	(1,622,746)
					LIBOR-BBA

	3,247,534,000 E	2,861,619	12/16/20	1.70%	3 month USD-	(31,835,035)
					LIBOR-BBA

	226,445,000 E	230,122	12/16/45	3 month USD-	2.70%	7,493,571
				LIBOR-BBA

	149,770,000	(1,976)	9/29/25	2.162%	3 month USD-	(2,125,564)
					LIBOR-BBA

	77,150,000	(1,018)	9/30/25	2.07%	3 month USD-	(429,157)
					LIBOR-BBA

AUD	141,990,000	(46,428)	9/28/25	3.00%	6 month AUD-	(962,428)
					BBR-BBSW

Diversified Income Trust 71

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

CAD	432,347,000	$(1,287)	6/17/17	0.92%	3 month CAD-	$(669,871)
					BA-CDOR

CAD	480,989,000	(3,588)	6/17/20	3 month CAD-	1.24%	2,079,868
				BA-CDOR

CAD	18,272,000	(197)	4/17/25	1.89%	3 month CAD-	(161,772)
					BA-CDOR

CAD	73,086,000	(790)	4/17/25	1.91875%	3 month CAD-	(796,822)
					BA-CDOR

CAD	64,872,000	(701)	4/17/25	1.89375%	3 month CAD-	(591,703)
					BA-CDOR

CAD	162,357,000	(1,905)	6/17/25	2.253%	3 month CAD-	(5,152,751)
					BA-CDOR

CAD	78,115,000	(843)	5/21/25	3 month CAD-	2.1875%	2,217,259
				BA-CDOR

CAD	48,478,000	(517)	6/29/25	3 month CAD-	2.255%	1,515,556
				BA-CDOR

CAD	29,637,000	(316)	6/29/25	3 month CAD-	2.27%	958,059
				BA-CDOR

CAD	28,012,000	(285)	7/29/25	3 month CAD-	2.03%	411,469
				BA-CDOR

CAD	94,126,000	698,054	7/17/25	3 month CAD-	2.035%	2,164,950
				BA-CDOR

CAD	25,753,000	(261)	7/23/25	3 month CAD-	2.0125%	353,054
				BA-CDOR

CAD	45,728,000	(460)	8/5/25	1.9575%	3 month CAD-	(423,017)
					BA-CDOR

CAD	28,416,000	(285)	8/7/25	1.9625%	3 month CAD-	(270,668)
					BA-CDOR

CAD	26,439,000	(267)	8/14/25	3 month CAD-	1.9375%	196,511
				BA-CDOR

CAD	368,873,000	(1,044)	8/27/17	3 month CAD-	0.6825%	(586,326)
				BA-CDOR

CAD	81,179,000	(809)	8/27/25	1.9375%	3 month CAD-	(558,653)
					BA-CDOR

CAD	31,385,000	(311)	9/3/25	1.8925%	3 month CAD-	(106,145)
					BA-CDOR

CAD	29,077,000	(291)	9/10/25	3 month CAD-	1.90%	104,043
				BA-CDOR

CAD	29,198,000	(291)	9/15/25	1.915%	3 month CAD-	(129,185)
					BA-CDOR

CAD	585,047,000	(1,675)	9/18/17	3 month CAD-	0.755%	(378,985)
				BA-CDOR

CAD	240,495,000	(1,478)	9/18/20	1.165%	3 month CAD-	(47,968)
					BA-CDOR

CAD	292,523,000	(838)	9/18/17	3 month CAD-	0.7475%	(222,303)
				BA-CDOR

CAD	292,523,000	(838)	9/21/17	3 month CAD-	0.7575%	(183,406)
				BA-CDOR

72 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

CAD	30,289,000	$(301)	9/24/25	1.855%	3 month CAD-	$7,634
					BA-CDOR

CHF	280,750,000	(1,122)	5/5/17	6 month CHF-	0.60875%	(566,331)
				LIBOR-BBA

CHF	55,500,000	(781)	5/5/25	6 month CHF-	0.22%	479,598
				LIBOR-BBA

CHF	55,500,000	(800)	5/19/25	0.29%	6 month CHF-	(845,059)
					LIBOR-BBA

CHF	280,750,000	(1,149)	5/19/17	0.63%	6 month CHF-	430,086
					LIBOR-BBA

CHF	28,860,000	(406)	5/26/25	0.28%	6 month CHF-	(398,669)
					LIBOR-BBA

CHF	117,948,000	(1,639)	7/10/25	6 month CHF-	0.31%	1,757,982
				LIBOR-BBA

CHF	14,497,000	(199)	7/27/25	0.3075%	6 month CHF-	(196,274)
					LIBOR-BBA

CHF	17,706,000	(247)	8/28/25	0.23%	6 month CHF-	(68,777)
					LIBOR-BBA

CHF	13,776,000	(189)	7/22/25	6 month CHF-	0.34%	236,700
				LIBOR-BBA

CHF	14,576,000	(196)	8/10/25	6 month CHF-	0.3025%	178,840
				LIBOR-BBA

CHF	56,896,000	(787)	8/26/25	0.1525%	6 month CHF-	232,993
					LIBOR-BBA

CHF	13,227,000	(182)	9/4/25	0.265%	6 month CHF-	(94,350)
					LIBOR-BBA

CHF	14,783,000	(200)	10/1/25	0.225%	6 month CHF-	(24,378)
					LIBOR-BBA

EUR	14,856,000 E	52,797	12/16/17	0.25%	6 month EUR-	(9,137)
					EURIBOR-
					REUTERS

EUR	194,915,000 E	(902,952)	12/16/20	6 month EUR-	0.50%	292,759
				EURIBOR-REUTERS

EUR	10,157,000 E	(330,182)	12/16/25	0.75%	6 month EUR-	(48,762)
					EURIBOR-
					REUTERS

GBP	659,000 E	6,474	12/16/25	2.00%	6 month GBP-	(6,677)
					LIBOR-BBA

JPY	549,269,000	(184)	3/24/44	6 month JPY-	1.80%	530,062
				LIBOR-BBA

JPY	1,075,535,000	(361)	3/24/44	6 month JPY-	1.79625%	1,029,464
				LIBOR-BBA

JPY	29,832,600,000	(1,171)	3/14/19	6 month JPY-	0.3175%	1,614,298
				LIBOR-BBA

JPY	6,527,300,000	(1,138)	3/14/44	1.795%	6 month JPY-	(6,256,763)
					LIBOR-BBA

JPY	532,486,000	(95)	3/24/44	6 month JPY-	1.80125%	515,345
				LIBOR-BBA

Diversified Income Trust 73

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPY	605,000,000	$(182)	11/7/44	6 month JPY-	1.5025%	$224,014
				LIBOR-BBA

JPY	3,584,000,000	(1,076)	11/7/44	6 month JPY-	1.495%	1,268,895
				LIBOR-BBA

JPY	18,757,000,000	(1,333)	11/7/19	0.2475%	6 month JPY-	(656,661)
					LIBOR-BBA

JPY	11,075,600,000	(787)	11/7/19	0.25%	6 month JPY-	(398,165)
					LIBOR-BBA

JPY	210,930,000	(63)	11/7/44	6 month JPY-	1.4975%	75,819
				LIBOR-BBA

JPY	778,441,000	(86)	5/1/25	0.51%	6 month JPY-	(27,914)
					LIBOR-BBA

JPY	25,154,081,000	(1,518)	5/20/25	0.583%	6 month JPY-	(2,309,901)
					LIBOR-BBA

JPY	20,075,138,000	(1,193)	5/26/25	6 month JPY-	0.595%	2,005,209
				LIBOR-BBA

JPY	7,266,867,000	(792)	5/26/25	0.614%	6 month JPY-	(841,269)
					LIBOR-BBA

JPY	6,115,635,000	(354)	6/4/25	6 month JPY-	0.619%	721,596
				LIBOR-BBA

JPY	6,025,003,000	(641)	6/8/25	0.6725%	6 month JPY-	(971,565)
					LIBOR-BBA

JPY	6,597,210,000	(693)	6/10/25	0.674%	6 month JPY-	(1,069,679)
					LIBOR-BBA

JPY	6,569,281,000	(697)	6/12/25	0.6775%	6 month JPY-	(1,081,139)
					LIBOR-BBA

JPY	18,509,460,000	(1,081)	6/17/25	6 month JPY-	0.689%	3,197,090
				LIBOR-BBA

JPY	5,587,747,000	(327)	6/25/25	0.622%	6 month JPY-	(645,390)
					LIBOR-BBA

JPY	20,075,138,000	(1,178)	7/2/25	6 month JPY-	0.6325%	2,454,974
				LIBOR-BBA

JPY	4,420,330,000	(482)	9/14/25	0.525%	6 month JPY-	(72,837)
					LIBOR-BBA

JPY	6,417,658,000	(377)	7/15/25	0.6275%	6 month JPY-	(741,268)
					LIBOR-BBA

JPY	5,931,690,000	(345)	8/7/25	6 month JPY-	0.575%	396,548
				LIBOR-BBA

JPY	6,396,431,000	(676)	8/14/25	6 month JPY-	0.558%	326,387
				LIBOR-BBA

JPY	6,290,929,000	(690)	9/8/25	0.545%	6 month JPY-	(217,857)
					LIBOR-BBA

JPY	5,907,079,000	(654)	9/10/25	0.5375%	6 month JPY-	(165,129)
					LIBOR-BBA

JPY	13,207,286,000	(1,447)	9/28/25	0.48%	6 month JPY-	309,720
					LIBOR-BBA

NOK	126,091,000	(213)	6/25/25	2.3775%	6 month NOK-	(688,079)
					NIBOR-NIBR

74 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

NOK	120,322,000	$(202)	6/29/25	6 month NOK-	2.37%	$644,060
				NIBOR-NIBR

NOK	120,934,000	(202)	7/2/25	6 month NOK-	2.375%	650,268
				NIBOR-NIBR

NOK	125,120,000	(205)	7/9/25	6 month NOK-	2.265%	524,677
				NIBOR-NIBR

NOK	115,278,000	(187)	7/21/25	6 month NOK-	2.21%	407,221
				NIBOR-NIBR

NOK	98,081,000	(156)	9/4/25	6 month NOK-	2.07125%	182,741
				NIBOR-NIBR

NOK	121,366,000	(196)	7/28/25	6 month NOK-	2.14%	332,858
				NIBOR-NIBR

NOK	86,036,000	(138)	8/18/25	2.00%	6 month NOK-	(99,527)
					NIBOR-NIBR

NOK	109,751,000	(175)	9/7/25	6 month NOK-	2.05%	177,379
				NIBOR-NIBR

NOK	111,628,000	(180)	9/15/25	6 month NOK-	2.015%	130,574
				NIBOR-NIBR

NOK	111,080,000	(179)	9/18/25	2.1275%	6 month NOK-	(264,298)
					NIBOR-NIBR

NOK	105,580,000	(168)	9/28/25	6 month NOK-	1.9425%	38,759
				NIBOR-NIBR

NZD	94,103,000	(952)	4/23/25	3 month NZD-	3.7275%	1,984,846
				BBR-FRA

NZD	95,308,000	(966)	4/22/25	3 month NZD-	3.705%	1,895,056
				BBR-FRA

NZD	24,889,000	(224)	7/2/25	3.9025%	3 month NZD-	(590,967)
					BBR-FRA

NZD	20,014,000	(179)	7/3/25	3.95%	3 month NZD-	(525,079)
					BBR-FRA

NZD	49,775,000	(448)	7/2/25	3.9525%	3 month NZD-	(1,318,316)
					BBR-FRA

NZD	20,596,000	(174)	9/14/25	3 month NZD-	3.5825%	106,812
				BBR-FRA

NZD	20,216,000	(171)	9/14/25	3 month NZD-	3.655%	184,590
				BBR-FRA

NZD	116,520,500	(1,005)	7/20/25	3.81%	3 month NZD-	(2,150,474)
					BBR-FRA

NZD	20,352,000	(179)	7/24/25	3.765%	3 month NZD-	(324,008)
					BBR-FRA

NZD	21,608,000	(188)	8/7/25	3 month NZD-	3.65%	202,839
				BBR-FRA

NZD	20,261,000	(175)	8/11/25	3 month NZD-	3.65%	189,771
				BBR-FRA

NZD	21,053,000	(183)	8/13/25	3 month NZD-	3.6775%	228,373
				BBR-FRA

NZD	20,568,000	(175)	8/31/25	3.61%	3 month NZD-	(141,970)
					BBR-FRA

Diversified Income Trust 75

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

NZD	20,115,000	$(170)	9/8/25	3 month NZD-	3.6125%	$138,654
				BBR-FRA

NZD	9,182,000	(77)	9/11/25	3 month NZD-	3.65%	81,756
				BBR-FRA

NZD	19,057,000	(158)	9/16/25	3.60%	3 month NZD-	(116,766)
					BBR-FRA

NZD	21,449,000	(178)	9/18/25	3.665%	3 month NZD-	(206,012)
					BBR-FRA

NZD	21,219,000	(175)	9/28/25	3.555%	3 month NZD-	(72,284)
					BBR-FRA

NZD	20,020,000	(170)	9/23/25	3.60%	3 month NZD-	(119,402)
					BBR-FRA

SEK	247,462,000	(396)	5/19/25	3 month SEK-	1.3225%	171,554
				STIBOR-SIDE

SEK	376,944,500	(612)	6/23/25	1.5525%	3 month SEK-	(1,138,863)
					STIBOR-SIDE

SEK	105,960,000	(163)	7/29/25	1.32%	3 month SEK-	(13,673)
					STIBOR-SIDE

SEK	106,208,000	(162)	8/6/25	3 month SEK-	1.34%	28,636
				STIBOR-SIDE

SEK	90,369,000	(139)	7/23/25	1.4275%	3 month SEK-	(126,136)
					STIBOR-SIDE

SEK	110,761,000	(167)	8/11/25	1.3575%	3 month SEK-	(48,048)
					STIBOR-SIDE

SEK	74,770,000	(119)	8/27/25	1.3025%	3 month SEK-	23,941
					STIBOR-SIDE

SEK	115,899,000	(181)	8/28/25	3 month SEK-	1.3075%	(31,488)
				STIBOR-SIDE

SEK	90,356,000	(144)	9/22/25	3 month SEK-	1.35%	(1,239)
				STIBOR-SIDE

SEK	249,826,000	(392)	9/25/25	3 month SEK-	1.315%	(111,632)
				STIBOR-SIDE

SEK	1,192,338,000	(531)	9/25/17	3 month SEK-	0.17%	(11,169)
				STIBOR-SIDE

SEK	249,826,000	(391)	9/28/25	3 month SEK-	1.3075%	(139,676)
				STIBOR-SIDE

SEK	1,192,338,000	(530)	9/28/17	3 month SEK-	0.17125%	(4,085)
				STIBOR-SIDE

SEK	105,212,000	(165)	9/30/25	3 month SEK-	1.34125%	(19,534)
				STIBOR-SIDE

Total		$44,547,528				$(49,825,457)

E Extended effective date.

76 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$10,619,970	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(117,741)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
3,672,507	—	1/12/40	5.00% (1 month	Synthetic MBX Index	5,230
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,167,008	—	1/12/41	3.50% (1 month	Synthetic TRS Index	(18,054)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,662,748	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(21,375)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,167,008	—	1/12/41	3.50% (1 month	Synthetic MBX Index	14,591
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,782,595	—	1/12/41	4.00% (1 month	Synthetic MBX Index	7,733
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,539,572	—	1/12/41	4.50% (1 month	Synthetic MBX Index	2,752
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

6,116,704	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(53,180)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,558,822	—	1/12/40	5.00% (1 month	Synthetic MBX Index	6,492
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

4,230,031	—	1/12/41	5.00% (1 month	Synthetic MBX Index	7,345
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

7,530,111	—	1/12/40	4.00% (1 month	Synthetic MBX Index	32,671
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,327,847	—	1/12/41	5.00% (1 month	Synthetic MBX Index	4,042
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,151,911	—	1/12/40	4.00% (1 month	Synthetic MBX Index	9,336
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,108,819	—	1/12/40	4.50% (1 month	Synthetic MBX Index	1,809
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,402,851	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,998
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

18,185,809	—	1/12/41	5.00% (1 month	Synthetic MBX Index	31,578
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Diversified Income Trust 77

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$3,748,752	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$(33,915)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

11,127,605	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(26,326)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

13,923,520	—	1/12/41	5.00% (1 month	Synthetic MBX Index	24,177
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

4,266,958	—	1/12/40	4.00% (1 month	Synthetic MBX Index	18,513
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

574,414	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(4,239)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,693,675	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,941
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,173,436	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,471
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

17,009,682	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(40,244)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

14,066,361	—	1/12/40	4.00% (1 month	Synthetic MBX Index	61,030
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,696,662	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(11,112)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,427,721	—	1/12/40	5.00% (1 month	Synthetic MBX Index	3,457
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

363,708	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	2,952
			USD-LIBOR	4.50% 30 year Ginnie
				Mae II pools

19,656,415	—	1/12/40	4.50% (1 month	Synthetic MBX Index	32,063
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

75,028,183	—	1/12/41	5.00% (1 month	Synthetic MBX Index	130,280
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

21,183,078	—	1/12/41	5.00% (1 month	Synthetic MBX Index	36,783
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,218,044	—	1/12/40	5.00% (1 month	Synthetic MBX Index	4,583
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

78 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$10,435,587	$—	1/12/40	5.00% (1 month	Synthetic MBX Index	$14,862
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

7,565,595	—	1/12/40	5.00% (1 month	Synthetic MBX Index	10,774
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

64,171	—	1/12/39	(6.00%)1 month	Synthetic TRS Index	(581)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

1,880,568	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(15,945)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

25,398,343	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(60,091)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

5,462,529	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(20,891)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

3,714,848	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(5,107)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,857,206	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,553)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,857,206	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,553)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

3,727,566	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(5,124)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

9,681,460	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(13,308)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

3,727,691	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(5,124)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

7,821,908	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(66,320)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

4,708,957	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(39,926)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

3,726,884	—	1/12/41	5.00% (1 month	Synthetic MBX Index	6,471
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

5,972,411	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(50,639)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

Diversified Income Trust 79

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$8,067,018	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(19,086)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	7,867,138	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(58,061)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,128,801	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(8,331)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	7,442,227	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(10,230)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	4,532,149	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(10,723)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	13,967,749	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	179,560
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	3,429,922	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(8,115)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	4,246,481	—	1/12/44	3.00% (1 month	Synthetic MBX Index	37,441
				USD-LIBOR)	3.00% 30 year Fannie
					Mae pools

	36,005,031	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(255,014)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	2,966,010	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,150
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	24,771,648	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	226,970
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	12,940,677	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(30,617)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	59,102,994	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	541,530
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	14,949,924	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(105,886)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

EUR	57,000,000	—	9/15/17	(0.4975%)	Eurostat Eurozone	(64,201)
					HICP excluding
					tobacco

80 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
EUR	28,497,000	$—	9/15/17	(0.46%)	Eurostat Eurozone	$(8,024)
					HICP excluding
					tobacco

EUR	40,541,000	—	9/15/17	(0.435%)	Eurostat Eurozone	11,370
					HICP excluding
					tobacco

Citibank, N.A.
	$2,259,675	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,923
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	13,592,966	—	1/12/41	5.00% (1 month	Synthetic MBX Index	23,603
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

Credit Suisse International
	7,981,191	—	1/12/41	5.00% (1 month	Synthetic MBX Index	13,859
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	40,623,951	—	1/12/41	4.50% (1 month	Synthetic MBX Index	72,575
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	1,662,748	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,887
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	7,702,497	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(18,224)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	104,147	—	1/12/40	5.00% (1 month	Synthetic TRS Index	(1,388)
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	338,078	—	1/12/34	5.00% (1 month	Synthetic MBX Index	481
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	410,932	—	1/12/36	5.00% (1 month	Synthetic MBX Index	585
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	319,265	—	1/12/39	5.00% (1 month	Synthetic MBX Index	455
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	2,066,907	—	1/12/42	4.50% (1 month	Synthetic TRS Index	(20,657)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	2,066,907	—	1/12/42	4.50% (1 month	Synthetic MBX Index	3,692
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	3,938,561	—	1/12/43	3.00% (1 month	Synthetic TRS Index	(18,467)
				USD-LIBOR)	3.00% 30 year Fannie
					Mae pools

Diversified Income Trust 81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$13,889,378	$—	1/12/41	5.00% (1 month	Synthetic TRS Index	$(117,765)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

14,291,985	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	183,728
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

17,530,021	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	225,354
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

22,900,908	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(194,172)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

4,246,481	—	1/12/44	3.00% (1 month	Synthetic TRS Index	(19,913)
			USD-LIBOR)	3.00% 30 year Fannie
				Mae pools

27,564,973	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(252,563)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

31,834,644	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(291,684)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,454,312	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(31,650)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

24,752,625	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(183,062)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

18,418,110	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(136,214)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

9,205,816	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(68,083)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

52,947,411	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(391,581)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

4,125,833	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(42,317)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

13,306,325	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(94,245)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

5,921,960	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(41,944)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

19,466,272	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(137,874)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

82 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$38,663,457	$—	1/12/43	3.50% (1 month	Synthetic TRS Index	$(273,843)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

29,521,232	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(209,091)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

Deutsche Bank AG
2,546,496	—	1/12/40	4.00% (1 month	Synthetic MBX Index	11,048
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,702,497	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(18,224)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

259,709	—	1/12/34	5.50% (1 month	Synthetic MBX Index	397
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

436,450	—	1/12/36	5.50% (1 month	Synthetic MBX Index	1,145
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

Goldman Sachs International
7,876,337	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(71,257)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,782,595	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(16,333)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,539,572	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(17,069)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,675,976	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(19,749)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

15,287,051	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(132,910)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

15,287,051	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(132,910)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,873,522	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(9,164)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,455,194	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,443)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

11,560,649	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(128,170)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Diversified Income Trust 83

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$2,759,371	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$(24,964)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

962,812	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,278)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

10,026,648	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(88,718)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

878,443	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(7,947)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

5,498,529	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(49,745)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,251,343	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(4,786)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

1,668,874	—	1/12/38	6.50% (1 month	Synthetic MBX Index	3,948
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,527,260	—	1/12/40	(5.00%) 1 month	Synthetic MBX Index	(3,599)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,090,971	—	1/12/39	5.50% (1 month	Synthetic MBX Index	1,500
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

2,107,947	—	1/12/40	(4.50%) 1 month	Synthetic MBX Index	(3,438)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

4,033,299	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(36,955)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,883,943	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,823)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

5,306,315	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(12,555)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

307,634	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(2,608)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

444,321	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	3,307
			USD-LIBOR	4.00% 30 year Ginnie
				Mae II pools

3,460,860	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(8,188)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

84 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,789,098	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$(13,204)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

264,260	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(625)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

704,971	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,668)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

240,767	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(570)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

10,252	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(76)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,472,864	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(25,630)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

16,653,296	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(144,789)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,989,812	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,708)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,574,926	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(32,342)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

21,699,341	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(188,661)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

173,268	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,588)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

10,465,256	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(95,888)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

35,205,530	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(322,570)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

33,975,265	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	436,763
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

41,418,564	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(293,357)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

67,555,000	—	2/24/25	(2.01%)	USA Non Revised	(2,731,925)
				Consumer Price
				Index-Urban (CPI-U)

Diversified Income Trust 85

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$32,132,501	$—	1/12/44	3.50% (1 month	Synthetic TRS Index	$(237,641)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	13,958,929	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(103,235)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	18,607,587	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(137,615)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	15,539,000	—	3/12/25	(1.925%)	USA Non Revised	(437,112)
					Consumer Price
					Index-Urban (CPI-U)

EUR	205,198,000	—	8/10/17	(0.63%)	Eurostat Eurozone	(1,034,090)
					HICP excluding
					tobacco

EUR	67,760,000	—	8/11/17	(0.63%)	Eurostat Eurozone	(341,475)
					HICP excluding
					tobacco

EUR	57,000,000	—	8/31/17	(0.27%)	Eurostat Eurozone	173,242
					HICP excluding
					tobacco

EUR	57,000,000	—	9/1/17	(0.37%)	Eurostat Eurozone	98,085
					HICP excluding
					tobacco

EUR	56,994,000	—	9/10/20	(0.7975%)	Eurostat Eurozone	8,279
					HICP excluding
					tobacco

GBP	39,125,000	—	2/20/25	(2.895%)	GBP Non-revised UK	614,354
					Retail Price Index

GBP	8,993,000	—	3/10/25	(2.8675%)	GBP Non-revised UK	27,889
					Retail Price Index

JPMorgan Chase Bank N.A.
	$23,452,171	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(214,880)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	44,965,949	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(411,999)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	35,205,887	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(322,573)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	33,975,265	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	436,763
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

EUR	109,183,000	—	5/25/20	(1.115%)	Eurostat Eurozone	(1,676,539)
					HICP excluding
					tobacco

86 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A. cont.
EUR	107,487,000	$—	5/25/25	1.445%	Eurostat Eurozone	$3,307,718
					HICP excluding
					tobacco

EUR	28,497,000	—	9/4/20	(0.8675%)	Eurostat Eurozone	(110,717)
					HICP excluding
					tobacco

EUR	28,497,000	—	9/7/20	(0.85%)	Eurostat Eurozone	(81,835)
					HICP excluding
					tobacco

Total		$—				$(6,368,983)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/15
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA	BBB–/P	$39,713	$581,000	5/11/63	300 bp	$24,723
BBB– Index

CMBX NA	BBB–/P	79,608	1,321,000	5/11/63	300 bp	45,526
BBB– Index

CMBX NA	BBB–/P	163,473	2,648,000	5/11/63	300 bp	95,154
BBB– Index

CMBX NA	BBB–/P	155,838	2,734,000	5/11/63	300 bp	85,301
BBB– Index

Barclays Bank PLC
CMBX NA BBB–	BBB–/P	411,735	3,714,000	5/11/63	300 bp	315,914
Index

EM Series 23 Index	BBB/P	97,200	1,000,000	6/20/20	100 bp	(19,432)

EM Series 23 Index	BBB/P	1,167,250	11,500,000	6/20/20	100 bp	(174,021)

Credit Suisse International
CMBX NA BB Index	—	(881,360)	49,934,000	5/11/63	(500 bp)	844,692

CMBX NA BB Index	—	(27,128)	2,794,000	1/17/47	(500 bp)	120,302

CMBX NA	BBB–/P	424,948	29,356,000	5/11/63	300 bp	(332,437)
BBB– Index

CMBX NA	BBB–/P	963,918	87,990,000	5/11/63	300 bp	(1,306,224)
BBB– Index

CMBX NA	BBB–/P	1,558,299	118,649,000	5/11/63	300 bp	(1,502,845)
BBB– Index

CMBX NA	BBB–/P	76,591	1,318,000	1/17/47	300 bp	2,388
BBB– Index

CMBX NA	BBB–/P	3,295,873	92,602,000	1/17/47	300 bp	(1,871,319)
BBB– Index

CMBX NA	BBB–/P	7,861,918	229,206,000	1/17/47	300 bp	(4,927,775)
BBB– Index

Diversified Income Trust 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/15 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International
CMBX NA	BBB–/P	$2,373	$910,000	5/11/63	300 bp	$(21,105)
BBB– Index

CMBX NA	BBB–/P	(38,115)	5,511,000	5/11/63	300 bp	(180,299)
BBB– Index

CMBX NA	BBB–/P	28,746	1,066,000	1/17/47	300 bp	(30,737)
BBB– Index

CMBX NA	BBB–/P	15,954	1,602,000	1/17/47	300 bp	(73,438)
BBB– Index

CMBX NA	BBB–/P	7,022	1,968,000	1/17/47	300 bp	(102,793)
BBB– Index

CMBX NA	BBB–/P	7,050	1,976,000	1/17/47	300 bp	(103,211)
BBB– Index

CMBX NA	BBB–/P	29,187	3,749,000	1/17/47	300 bp	(180,007)
BBB– Index

CMBX NA	BBB–/P	17,632	4,125,000	1/17/47	300 bp	(212,543)
BBB– Index

CMBX NA	BBB–/P	14,707	4,125,000	1/17/47	300 bp	(215,468)
BBB– Index

CMBX NA	BBB–/P	14,707	4,125,000	1/17/47	300 bp	(215,468)
BBB– Index

CMBX NA	BBB–/P	28,292	7,212,000	1/17/47	300 bp	(374,138)
BBB– Index

CMBX NA	BBB–/P	8,444	7,818,000	1/17/47	300 bp	(427,800)
BBB– Index

CMBX NA BB Index	—	(64,151)	7,500,000	5/11/63	(500 bp)	195,099

CMBX NA BB Index	—	(47,676)	4,496,000	5/11/63	(500 bp)	107,736

CMBX NA BB Index	—	51,305	2,269,000	5/11/63	(500 bp)	129,737

CMBX NA BB Index	—	(19,697)	2,051,000	5/11/63	(500 bp)	51,199

CMBX NA BB Index	—	1,994	1,642,000	5/11/63	(500 bp)	58,752

CMBX NA BB Index	—	13,643	1,331,000	5/11/63	(500 bp)	59,651

CMBX NA BB Index	—	20,888	1,241,000	5/11/63	(500 bp)	63,786

CMBX NA BB Index	—	(28,902)	2,794,000	1/17/47	(500 bp)	118,528

CMBX NA BB Index	—	(2,841)	1,425,000	1/17/47	(500 bp)	72,351

CMBX NA	—	(50,224)	5,533,000	5/11/63	(300 bp)	92,527
BBB– Index

CMBX NA	BBB–/P	(398)	149,000	5/11/63	300 bp	(4,243)
BBB– Index

CMBX NA	BBB–/P	(7,944)	989,000	5/11/63	300 bp	(33,460)
BBB– Index

CMBX NA	BBB–/P	(26,976)	2,473,000	5/11/63	300 bp	(90,780)
BBB– Index

CMBX NA	BBB–/P	49,691	4,350,000	5/11/63	300 bp	(62,539)
BBB– Index

CMBX NA	BBB–/P	(18,102)	4,511,000	5/11/63	300 bp	(134,486)
BBB– Index

88 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/15 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA	BBB–/P	$(42,500)	$4,542,000	5/11/63	300 bp	$(159,683)
BBB– Index

CMBX NA	BBB–/P	(45,552)	4,542,000	5/11/63	300 bp	(162,736)
BBB– Index

CMBX NA	BBB–/P	(45,552)	4,542,000	5/11/63	300 bp	(162,736)
BBB– Index

CMBX NA	BBB–/P	(76,199)	4,573,000	5/11/63	300 bp	(194,182)
BBB– Index

CMBX NA	BBB–/P	27,342	4,583,000	5/11/63	300 bp	(90,899)
BBB– Index

CMBX NA	BBB–/P	6,129	796,000	1/17/47	300 bp	(38,288)
BBB– Index

CMBX NA	BBB–/P	73,167	3,471,000	1/17/47	300 bp	(120,514)
BBB– Index

CMBX NA	BBB–/P	116,345	3,886,000	1/17/47	300 bp	(100,493)
BBB– Index

CMBX NA	BBB–/P	167,654	5,533,000	1/17/47	300 bp	(141,088)
BBB– Index

CMBX NA	BBB–/P	211,188	7,129,000	1/17/47	300 bp	(186,610)
BBB– Index

CMBX NA	BBB–/P	405,497	12,726,000	1/17/47	300 bp	(304,614)
BBB– Index

CMBX NA	BBB–/P	558,650	18,043,000	1/17/47	300 bp	(448,150)
BBB– Index

JPMorgan Securities LLC
CMBX NA	—	(177,261)	7,388,000	5/11/63	(300 bp)	15,197
BBB– Index

CMBX NA	—	(95,208)	3,695,000	5/11/63	(300 bp)	1,047
BBB– Index

CMBX NA	BBB–/P	204,439	3,695,000	1/17/47	300 bp	(2,666)
BBB– Index

CMBX NA	BBB–/P	183,233	7,225,000	1/17/47	300 bp	(219,922)
BBB– Index

CMBX NA	BBB–/P	389,659	7,388,000	1/17/47	300 bp	(24,438)
BBB– Index

Total		$17,255,516				$(12,453,977)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2015. Securities rated by Putnam are indicated by “/P.”

Diversified Income Trust 89

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Convertible bonds and notes	$—	$1,865,393	$—

Corporate bonds and notes	—	1,728,767,463	51

Foreign government and agency bonds and notes	—	535,771,644	—

Mortgage-backed securities	—	2,390,215,433	113,833,897

Purchased options outstanding	—	7,666,597	—

Purchased swap options outstanding	—	65,012,891	—

Senior loans	—	116,972,406	—

U.S. government and agency mortgage obligations	—	4,179,061,700	—

U.S. treasury obligations	—	1,607,760	—

Short-term investments	100,822,655	297,246,231	—

Totals by level	$100,822,655	$9,324,187,518	$113,833,948

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$2,860,881	$—

Futures contracts	(2,038,932)	—	—

Written options outstanding	—	(5,313,790)	—

Written swap options outstanding	—	(104,858,051)	—

Forward premium swap option contracts	—	(3,302,848)	—

TBA sale commitments	—	(2,049,934,788)	—

Interest rate swap contracts	—	(125,024,480)	—

Total return swap contracts	—	(6,368,983)	—

Credit default contracts	—	(29,709,493)	—

Totals by level	$(2,038,932)	$(2,321,651,552)	$—

90 Diversified Income Trust

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change
				in net			Total	Total
	Balance	Accrued	Realized	unrealized			transfers	transfers	Balance
Investments in	as of	discounts/	gain/	appreciation/			into	out of	as of
securities:	9/30/14	premiums	(loss)	(depreciation)#	Purchases	Sales	Level 3 †	Level 3 †	9/30/15

Corporate
bonds and
notes	$—	$—	$—	$50	$1	$—	$—	$—	$51

Mortgage-
backed
securities	—	(1,615,044)	—	874,649	107,151,160	—	7,423,132	—	113,833,897

Totals:	$—	$(1,615,044)	$—	$874,699	$107,151,161	$—	$7,423,132	$—	$113,833,948

† Transfers during the reporting period are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

# Includes $874,699 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

Level 3 securities which are fair valued by Putnam, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 91

Statement of assets and liabilities 9/30/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $9,721,764,836)	$9,438,021,466
Affiliated issuers (identified cost $100,822,655) (Note 5)	100,822,655

Cash	1,175,578

Foreign currency (cost $92,594) (Note 1)	92,594

Interest and other receivables	76,067,665

Receivable for shares of the fund sold	8,148,689

Receivable for investments sold	47,252,988

Receivable for sales of delayed delivery securities (Note 1)	698,943,158

Receivable for variation margin (Note 1)	20,329,865

Unrealized appreciation on forward premium swap option contracts (Note 1)	4,614,752

Unrealized appreciation on forward currency contracts (Note 1)	48,933,175

Unrealized appreciation on OTC swap contracts (Note 1)	13,998,484

Premium paid on OTC swap contracts (Note 1)	1,695,786

Prepaid assets	73,310

Total assets	10,460,170,165

LIABILITIES

Payable for investments purchased	29,530,891

Payable for purchases of delayed delivery securities (Note 1)	2,832,946,923

Payable for shares of the fund repurchased	21,439,160

Payable for compensation of Manager (Note 2)	2,422,631

Payable for custodian fees (Note 2)	166,791

Payable for investor servicing fees (Note 2)	1,305,076

Payable for Trustee compensation and expenses (Note 2)	849,495

Payable for administrative services (Note 2)	19,279

Payable for distribution fees (Note 2)	2,180,593

Payable for variation margin (Note 1)	16,838,446

Unrealized depreciation on OTC swap contracts (Note 1)	63,472,939

Premium received on OTC swap contracts (Note 1)	18,951,302

Unrealized depreciation on forward currency contracts (Note 1)	46,072,294

Unrealized depreciation on forward premium swap option contracts (Note 1)	7,917,600

Written options outstanding, at value (premiums $130,454,518) (Notes 1 and 3)	110,171,841

TBA sale commitments, at value (proceeds receivable $2,047,282,266) (Note 1)	2,049,934,788

Collateral on certain derivative contracts, at value (Note 1)	1,607,760

Other accrued expenses	625,672

Total liabilities	5,206,453,481

Net assets	$5,253,716,684

(Continued on next page)

92 Diversified Income Trust

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$6,456,162,211

Undistributed net investment income (Note 1)	190,647,889

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,025,089,749)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(368,003,667)

Total — Representing net assets applicable to capital shares outstanding	$5,253,716,684

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,834,125,174 divided by 259,112,326 shares)	$7.08

Offering price per class A share (100/96.00 of $7.08)*	$7.38

Net asset value and offering price per class B share ($67,947,821 divided by 9,691,210 shares)**	$7.01

Net asset value and offering price per class C share ($954,682,221 divided by 137,099,685 shares)**	$6.96

Net asset value and redemption price per class M share
($163,794,526 divided by 23,508,040 shares)	$6.97

Offering price per class M share (100/96.75 of $6.97)†	$7.20

Net asset value, offering price and redemption price per class R share
($3,786,484 divided by 540,669 shares)	$7.00

Net asset value, offering price and redemption price per class R5 share
($9,972 divided by 1,422 shares)	$7.01

Net asset value, offering price and redemption price per class R6 share
($10,357,242 divided by 1,475,660 shares)	$7.02

Net asset value, offering price and redemption price per class Y share
($2,219,013,244 divided by 316,588,887 shares)	$7.01

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 93

Statement of operations Year ended 9/30/15

INVESTMENT INCOME

Interest (net of foreign tax of $6,521) (including interest income of $299,069 from investments
in affiliated issuers) (Note 5)	$319,210,244

EXPENSES

Compensation of Manager (Note 2)	32,997,622

Investor servicing fees (Note 2)	8,291,400

Custodian fees (Note 2)	469,970

Trustee compensation and expenses (Note 2)	223,796

Distribution fees (Note 2)	17,740,326

Administrative services (Note 2)	157,282

Other	2,015,873

Total expenses	61,896,269

Expense reduction (Note 2)	(11,709)

Net expenses	61,884,560

Net investment income	257,325,684

Net realized gain on investments (Notes 1 and 3)	32,947,016

Net realized loss on swap contracts (Note 1)	(202,046,748)

Net realized loss on futures contracts (Note 1)	(105,013,609)

Net realized gain on foreign currency transactions (Note 1)	141,256,215

Net realized gain on written options (Notes 1 and 3)	51,813,173

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(55,988,099)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the year	(511,815,264)

Net loss on investments	(648,847,316)

Net decrease in net assets resulting from operations	$(391,521,632)

The accompanying notes are an integral part of these financial statements.

94 Diversified Income Trust

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/15	Year ended 9/30/14

Operations:
Net investment income	$257,325,684	$271,640,044

Net realized loss on investments
and foreign currency transactions	(81,043,953)	(68,194,365)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(567,803,363)	180,325,201

Net increase (decrease) in net assets resulting
from operations	(391,521,632)	383,770,880

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(95,704,296)	(140,468,296)

Class B	(2,863,679)	(3,804,742)

Class C	(40,153,320)	(42,697,402)

Class M	(8,120,332)	(11,649,991)

Class R	(259,435)	(278,747)

Class R5	(497)	(531)

Class R6	(567,188)	(569,250)

Class Y	(126,732,910)	(106,292,326)

Increase (decrease) from capital share transactions (Note 4)	(1,046,497,348)	2,292,208,675

Total increase (decrease) in net assets	(1,712,420,637)	2,370,218,270

NET ASSETS

Beginning of year	6,966,137,321	4,595,919,051

End of year (including undistributed net investment income
of $190,647,889 and $32,095,896, respectively)	$5,253,716,684	$6,966,137,321

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 95

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	From				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	of capital	distributions	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
September 30, 2015	$7.89	.32	(.79)	(.47)	(.34)	—	(.34)	—	$7.08	(6.16)	$1,834,125.97		4.22	725[d]
September 30, 2014	7.74	.37	.20	.57	(.42)	—	(.42)	—	7.89	7.49	2,454,923.97		4.73	257[d]
September 30, 2013	7.59	.44	.15	.59	(.44)	—	(.44)	—	7.74	7.93	2,286,977.99		5.58	180[e]
September 30, 2012	7.35	.42	.27	.69	(.15)	(.30)	(.45)	—	7.59	9.58	1,788,786.99		5.67	120[e]
September 30, 2011	8.08	.45	(.58)	(.13)	(.60)	—	(.60)	— [f,g]	7.35	(2.04)	2,162,131.98		5.57	165[e]

Class B
September 30, 2015	$7.81	.26	(.78)	(.52)	(.28)	—	(.28)	—	$7.01	(6.81)	$67,948	1.72	3.47	725[d]
September 30, 2014	7.67	.31	.19	.50	(.36)	—	(.36)	—	7.81	6.60	83,980	1.72	3.97	257[d]
September 30, 2013	7.53	.38	.14	.52	(.38)	—	(.38)	—	7.67	7.03	79,540	1.74	4.85	180[e]
September 30, 2012	7.29	.37	.26	.63	(.13)	(.26)	(.39)	—	7.53	8.82	75,534	1.74	4.92	120[e]
September 30, 2011	8.01	.39	(.57)	(.18)	(.54)	—	(.54)	— [f,g]	7.29	(2.69)	81,208	1.73	4.88	165[e]

Class C
September 30, 2015	$7.76	.26	(.78)	(.52)	(.28)	—	(.28)	—	$6.96	(6.85)	$954,682	1.72	3.48	725[d]
September 30, 2014	7.62	.31	.19	.50	(.36)	—	(.36)	—	7.76	6.65	1,106,389	1.72	3.95	257[d]
September 30, 2013	7.48	.37	.16	.53	(.39)	—	(.39)	—	7.62	7.09	749,897	1.74	4.84	180[e]
September 30, 2012	7.25	.36	.26	.62	(.13)	(.26)	(.39)	—	7.48	8.73	644,638	1.74	4.93	120[e]
September 30, 2011	7.97	.38	(.56)	(.18)	(.54)	—	(.54)	— [f,g]	7.25	(2.68)	776,778	1.73	4.82	165[e]

Class M
September 30, 2015	$7.77	.29	(.77)	(.48)	(.32)	—	(.32)	—	$6.97	(6.37)	$163,795	1.22	3.95	725[d]
September 30, 2014	7.62	.35	.20	.55	(.40)	—	(.40)	—	7.77	7.30	216,512	1.22	4.46	257[d]
September 30, 2013	7.48	.41	.15	.56	(.42)	—	(.42)	—	7.62	7.60	233,513	1.24	5.35	180[e]
September 30, 2012	7.25	.40	.25	.65	(.14)	(.28)	(.42)	—	7.48	9.29	260,630	1.24	5.43	120[e]
September 30, 2011	7.97	.43	(.57)	(.14)	(.58)	—	(.58)	— [f,g]	7.25	(2.22)	312,812	1.23	5.44	165[e]

Class R
September 30, 2015	$7.80	.30	(.79)	(.49)	(.31)	—	(.31)	—	$7.00	(6.38)	$3,786	1.22	3.98	725[d]
September 30, 2014	7.66	.35	.19	.54	(.40)	—	(.40)	—	7.80	7.16	6,444	1.22	4.45	257[d]
September 30, 2013	7.52	.41	.15	.56	(.42)	—	(.42)	—	7.66	7.55	4,611	1.24	5.35	180[e]
September 30, 2012	7.28	.40	.26	.66	(.14)	(.28)	(.42)	—	7.52	9.38	4,307	1.24	5.44	120[e]
September 30, 2011	8.00	.43	(.57)	(.14)	(.58)	—	(.58)	— [f,g]	7.28	(2.21)	4,315	1.23	5.34	165[e]

Class R5
September 30, 2015	$7.82	.34	(.79)	(.45)	(.36)	—	(.36)	—	$7.01	(5.93)	$10.70		4.51	725[d]
September 30, 2014 †	7.77	.36	.09	.45	(.40)	—	(.40)	—	7.82	5.95*	11	.65*	4.57*	257[d]

Class R6
September 30, 2015	$7.82	.34	(.78)	(.44)	(.36)	—	(.36)	—	$7.02	(5.79)	$10,357.63		4.58	725[d]
September 30, 2014 †	7.77	.36	.10	.46	(.41)	—	(.41)	—	7.82	5.97*	13,592	.59*	4.52*	257[d]

Class Y
September 30, 2015	$7.82	.34	(.79)	(.45)	(.36)	—	(.36)	—	$7.01	(5.94)	$2,219,013.72		4.50	725[d]
September 30, 2014	7.68	.39	.19	.58	(.44)	—	(.44)	—	7.82	7.74	3,084,286.72		4.93	257[d]
September 30, 2013	7.54	.45	.16	.61	(.47)	—	(.47)	—	7.68	8.18	1,241,380.74		5.79	180[e]
September 30, 2012	7.30	.44	.27	.71	(.16)	(.31)	(.47)	—	7.54	9.98	547,313.74		5.92	120[e]
September 30, 2011	8.04	.46	(.58)	(.12)	(.62)	—	(.62)	— [f,g]	7.30	(1.89)	814,084.73		5.79	165[e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

96 Diversified Income Trust	Diversified Income Trust 97

Financial highlights (Continued)

* Not annualized.

† For the period November 1, 2013 (commencement of operations) to September 30, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	466%

September 30, 2012	225

September 30, 2011	370

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

98 Diversified Income Trust

Notes to financial statements 9/30/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2014 through September 30, 2015.

Putnam Diversified Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Effective November 1, 2015, class M shares will no longer pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under

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Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

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Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move

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unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts

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may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other

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liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $3,232,199 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $110,130,674 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $109,866,045 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds.

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In addition, a commitment fee of 0.16% (0.11% prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2015, the fund had a capital loss carryover of $723,897,081 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$325,288,435	$70,589,494	$395,877,929	*

18,714,447	N/A	18,714,447	September 30, 2016

146,525,581	N/A	146,525,581	September 30, 2017

162,779,124	N/A	162,779,124	September 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $255,761,272 recognized during the period between November 1, 2014 and September 30, 2015 to its fiscal year ending September 30, 2016.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from late year loss deferrals, from defaulted bond interest, from realized gains and losses on certain futures contracts, from straddle loss deferrals, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $175,627,966 to increase undistributed net investment income, $13,176,250 to decrease paid-in capital and $162,451,716 to increase accumulated net realized loss.

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The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$133,371,607
Unrealized depreciation	(459,211,922)

Net unrealized depreciation	(325,840,315)
Undistributed ordinary income	202,859,112
Capital loss carryforward	(723,897,081)
Post-October capital loss deferral	(255,761,272)
Cost for federal income tax purposes	$9,862,909,429

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,

0.650%	of the next $5 billion,	0.480%	of the next $50 billion,

0.600%	of the next $10 billion,	0.470%	of the next $100 billion and

0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

Putnam Management has contractually agreed, through January 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on

106 Diversified Income Trust

the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,908,171	Class R5	12

Class B	103,944	Class R6	5,880

Class C	1,439,178	Class Y	3,568,368

Class M	257,391	Total	$8,291,400

Class R	8,456

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $11,709 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,400, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$5,372,128	Class M	950,659

Class B	767,356	Class R	31,200

Class C	10,618,983	Total	$17,740,326

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $316,509 and $4,136 from the sale of class A and class M shares, respectively, and received $25,812 and $22,299 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $6,563 and no monies on class A and class M redemptions, respectively.

Diversified Income Trust 107

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$52,908,436,762	$51,816,479,696

U.S. government securities (Long-term)	26,353,438	26,251,875

Total	$52,934,790,200	$51,842,731,571

Written option transactions during the reporting period are summarized as follows:

	Written swap	Written
	option contract	swap option	Written option	Written option
	amounts	premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$6,775,661,300	$82,754,159	$1,656,000,000	$13,470,000

Options opened	59,856,552,340	345,805,181	13,570,000,000	79,748,437
Options exercised	(5,155,532,800)	(45,267,925)	—	—
Options expired	(10,086,215,875)	(53,073,954)	(2,848,000,000)	(14,298,906)
Options closed	(33,782,941,240)	(214,429,349)	(10,186,000,000)	(64,253,125)

Written options outstanding at
the end of the reporting period	$17,607,523,725	$115,788,112	$2,192,000,000	$14,666,406

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/15		Year ended 9/30/14

Class A	Shares	Amount	Shares	Amount

Shares sold	66,399,242	$502,427,160	183,400,504	$1,449,459,563

Shares issued in connection with
reinvestment of distributions	10,970,162	82,290,292	15,438,796	121,781,458

	77,369,404	584,717,452	198,839,300	1,571,241,021

Shares repurchased	(129,557,177)	(974,652,963)	(183,118,939)	(1,449,868,615)

Net increase (decrease)	(52,187,773)	$(389,935,511)	15,720,361	$121,372,406

	Year ended 9/30/15		Year ended 9/30/14

Class B	Shares	Amount	Shares	Amount

Shares sold	1,402,586	$10,472,513	2,122,587	$16,625,154

Shares issued in connection with
reinvestment of distributions	313,148	2,327,276	394,594	3,083,741

	1,715,734	12,799,789	2,517,181	19,708,895

Shares repurchased	(2,772,970)	(20,664,503)	(2,141,647)	(16,779,033)

Net increase (decrease)	(1,057,236)	$(7,864,714)	375,534	$2,929,862

108 Diversified Income Trust

	Year ended 9/30/15		Year ended 9/30/14

Class C	Shares	Amount	Shares	Amount

Shares sold	28,825,473	$214,915,691	58,910,826	$458,764,834

Shares issued in connection with
reinvestment of distributions	4,268,438	31,495,911	4,124,203	32,047,393

	33,093,911	246,411,602	63,035,029	490,812,227

Shares repurchased	(38,517,297)	(284,203,157)	(18,912,713)	(147,202,814)

Net increase (decrease)	(5,423,386)	$(37,791,555)	44,122,316	$343,609,413

	Year ended 9/30/15		Year ended 9/30/14

Class M	Shares	Amount	Shares	Amount

Shares sold	355,301	$2,651,787	878,162	$6,833,125

Shares issued in connection with
reinvestment of distributions	118,740	877,068	137,440	1,067,940

	474,041	3,528,855	1,015,602	7,901,065

Shares repurchased	(4,840,635)	(35,936,224)	(3,769,409)	(29,349,743)

Net decrease	(4,366,594)	$(32,407,369)	(2,753,807)	$(21,448,678)

	Year ended 9/30/15		Year ended 9/30/14

Class R	Shares	Amount	Shares	Amount

Shares sold	326,417	$2,423,844	327,830	$2,565,318

Shares issued in connection with
reinvestment of distributions	31,102	231,040	32,571	254,297

	357,519	2,654,884	360,401	2,819,615

Shares repurchased	(642,725)	(4,701,270)	(136,509)	(1,069,902)

Net increase (decrease)	(285,206)	$(2,046,386)	223,892	$1,749,713

			For the period 11/1/13
			(commencement of operations)
	Year ended 9/30/15		to 9/30/14

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	1,287	$10,000

Shares issued in connection with
reinvestment of distributions	67	497	68	531

	67	497	1,355	10,531

Shares repurchased	—	—	—	—

Net increase	67	$497	1,355	$10,531

			For the period 11/1/13
			(commencement of operations)
	Year ended 9/30/15		to 9/30/14

Class R6	Shares	Amount	Shares	Amount

Shares sold	313,421	$2,364,663	1,878,090	$14,779,692

Shares issued in connection with
reinvestment of distributions	76,241	567,188	72,544	569,250

	389,662	2,931,851	1,950,634	15,348,942

Shares repurchased	(651,959)	(4,896,534)	(212,677)	(1,672,724)

Net increase (decrease)	(262,297)	$(1,964,683)	1,737,957	$13,676,218

Diversified Income Trust 109

	Year ended 9/30/15		Year ended 9/30/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	149,690,540	$1,121,001,736	309,086,361	$2,426,756,642

Shares issued in connection with
reinvestment of distributions	13,021,200	96,760,895	8,717,079	68,210,298

	162,711,740	1,217,762,631	317,803,440	2,494,966,940

Shares repurchased	(240,765,806)	(1,792,250,258)	(84,902,087)	(664,657,730)

Net increase (decrease)	(78,054,066)	$(574,487,627)	232,901,353	$1,830,309,210

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,422	100.00%	$9,972

Class R6	1,422	0.10	9,982

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$136,395,081	$868,637,850	$1,005,032,931	$39,798	$—

Putnam Short Term
Investment Fund*	291,451,598	1,852,701,708	2,043,330,651	259,271	100,822,655

Totals	$427,846,679	$2,721,339,558	$3,048,363,582	$299,069	$100,822,655

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

110 Diversified Income Trust

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$1,054,600,000

Purchased swap option contracts (contract amount)	$12,125,700,000

Written TBA commitment option contracts (contract amount) (Note 3)	$1,991,300,000

Written swap option contracts (contract amount) (Note 3)	$11,951,400,000

Futures contracts (number of contracts)	7,000

Forward currency contracts (contract amount)	$5,747,300,000

OTC interest rate swap contracts (notional)	$1,779,800,000

Centrally cleared interest rate swap contracts (notional)	$23,705,100,000

OTC total return swap contracts (notional)	$2,358,700,000

OTC credit default contracts (notional)	$502,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$3,237,222	Payables	$32,946,715

Foreign exchange
contracts	Receivables	48,933,175	Payables	46,072,294

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	140,744,827*	depreciation	314,972,423*

Total		$192,915,224		$393,991,432

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$5,450,950	$5,450,950

Foreign exchange
contracts	—	—	143,908,721	—	$143,908,721

Interest rate contracts	(56,592,564)	(105,013,609)	—	(207,497,698)	$(369,103,871)

Total	$(56,592,564)	$(105,013,609)	$143,908,721	$(202,046,748)	$(219,744,200)

Diversified Income Trust 111

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(15,135,710)	$(15,135,710)

Foreign exchange
contracts	—	—	(56,136,674)	—	$(56,136,674)

Interest rate contracts	6,816,979	(12,326,141)	—	(71,201,249)	$(76,710,411)

Total	$6,816,979	$(12,326,141)	$(56,136,674)	$(86,336,959)	$(147,982,795)

112 Diversified Income Trust

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Diversified Income Trust 113

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	JPMorgan Futures, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$3,261,793	$634,126	$—	$465,420	$—	$—	$—	$—	$—	$—	$4,361,339

Centrally cleared interest rate
swap contracts§	—	—	20,324,941	—	—	—	—	—	—	—	—	—	—	—	—	20,324,941

OTC Total return swap contracts*#	—	1,481,955	—	27,526	503,616	12,590	1,367,367	—	3,744,481	—	—	—	—	—	—	7,137,535

OTC Credit default contracts*#	—	—	—	—	1,873,482	—	1,075,027	—	—	288,713	—	—	—	—	—	3,237,222

Futures contracts§	—	—	—	—	—	—	—	—	—	—	4,924	—	—	—	—	4,924

Forward currency contracts#	1,210,548	9,049,355	—	1,725,791	3,332,937	1,950,337	2,690,752	2,563,814	7,203,000	—	—	5,972,277	7,983,801	3,101,032	2,149,531	48,933,175

Forward premium swap option contracts#	—	—	—	—	—	—	—	—	4,614,752	—	—	—	—	—	—	4,614,752

Purchased swap options**#	72,434	3,189,744	—	4,877,460	14,291,853	—	31,893,741	—	10,687,659	—	—	—	—	—	—	65,012,891

Purchased options**#	—	—	—	—	—	—	—	—	7,666,597	—	—	—	—	—	—	7,666,597

Total Assets	$1,282,982	$13,721,054	$20,324,941	$6,630,777	$20,001,888	$5,224,720	$37,661,013	$2,563,814	$34,381,909	$288,713	$4,924	$5,972,277	$7,983,801	$3,101,032	$2,149,531	$161,293,376

Liabilities:

OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$22,662,056	$—	$—	$12,350,778	$—	$—	$—	$—	$—	$—	$35,012,834

Centrally cleared interest rate
swap contracts§	—	—	16,690,081	—	—	—	—	—	—	—	—	—	—	—	—	16,690,081

OTC Total return swap contracts*#	117,741	1,074,895	—	—	2,544,737	18,224	6,932,378	—	2,818,543	—	—	—	—	—	—	13,506,518

OTC Credit default contracts*#	187,928	1,553,724	—	—	24,119,759	—	6,060,947	—	—	1,024,357	—	—	—	—	—	32,946,715

Futures contracts§	—	—	—	—	—	—	—	—	—	—	148,365	—	—	—	—	148,365

Forward currency contracts#	3,408,185	7,062,838	—	4,167,748	3,463,023	999,982	1,127,454	748,857	6,327,104	—	—	3,431,059	10,895,252	2,667,588	1,773,204	46,072,294

Forward premium swap option contracts#	—	—	—	—	—	—	—	—	7,917,600	—	—	—	—	—	—	7,917,600

Written swap options#	113,177	3,729,160	—	5,033,178	15,420,885	—	32,860,066	—	47,701,585	—	—	—	—	—	—	104,858,051

Written options#	—	—	—	—	—	—	—	—	5,313,790	—	—	—	—	—	—	5,313,790

Total Liabilities	$3,827,031	$13,420,617	$16,690,081	$9,200,926	$45,548,404	$23,680,262	$46,980,845	$748,857	$82,429,400	$1,024,357	$148,365	$3,431,059	$10,895,252	$2,667,588	$1,773,204	$262,466,248

Total Financial and Derivative Net Assets	$(2,544,049)	$300,437	$3,634,860	$(2,570,149)	$(25,546,516)	$(18,455,542)	$(9,319,832)	$1,814,957	$(48,047,491)	$(735,644)	$(143,441)	$2,541,218	$(2,911,451)	$433,444	$376,327	$(101,172,872)

Total collateral received (pledged)†##	$(2,471,964)	$(160,990)	$—	$(2,489,891)	$(24,454,204)	$(18,455,542)	$(9,319,832)	$1,607,760	$(48,047,491)	$(210,000)	$—	$2,541,218	$(2,911,451)	$433,444	$—

Net amount	$(72,085)	$461,427	$3,634,860	$(80,258)	$(1,092,312)	$—	$—	$207,197	$—	$(525,644)	$(143,441)	$—	$—	$—	$376,327

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

114 Diversified Income Trust	Diversified Income Trust 115

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $211,480,628 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

116 Diversified Income Trust

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Diversified Income Trust 117

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

118 Diversified Income Trust

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Diversified Income Trust 119

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

120 Diversified Income Trust

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
Global Asset Allocation Funds — four	RetirementReady® 2030 Fund
investment portfolios that spread your	RetirementReady® 2025 Fund
money across a variety of stocks, bonds, and	RetirementReady® 2020 Fund
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Diversified Income Trust 121

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

122 Diversified Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Robert J. Darretta	Vice President and
Investment Sub-Manager	Katinka Domotorffy	Chief Compliance Officer
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Michael J. Higgins
London, England SW1A 1LD	Kenneth R. Leibler	Vice President, Treasurer,
	Robert E. Patterson	and Clerk
Marketing Services	George Putnam, III
Putnam Retail Management	Robert L. Reynolds	Janet C. Smith
One Post Office Square	W. Thomas Stephens	Vice President,
Boston, MA 02109		Principal Accounting Officer,
	Officers	and Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	Susan G. Malloy
and Trust Company		Vice President and
	Jonathan S. Horwitz	Assistant Treasurer
Legal Counsel	Executive Vice President,
Ropes & Gray LLP	Principal Executive Officer, and	James P. Pappas
	Compliance Liaison	Vice President
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Mark C. Trenchard
KPMG LLP	Vice President and	Vice President and
	Principal Financial Officer	BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

Diversified Income Trust 123

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

124 Diversified Income Trust

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN028
296866 11/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta,, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2015	$174,292	$ —	$6,750	$ —
September 30, 2014	$158,999	$ —	$6,590	$ —

For the fiscal years ended September 30, 2015 and September 30, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,750 and $6,590 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2015	$ —	$ —	$ —	$ —

September 30, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 25, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 25, 2015